                                  SCHEDULE 14A

                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant To Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only
                                              (as permitted by Rule
                                              14a-6(e)(2))


[X] Definitive Proxy Statement


[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-12

                              COVALENT GROUP, INC.
                (Name Of Registrant As Specified In Its Charter)

    (Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              COVALENT GROUP, INC.
                   One Glenhardie Corporate Center, Suite 100
                               1275 Drummers Lane
                                Wayne, PA 19087

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 4, 2002

To the Stockholders of
Covalent Group, Inc.:

   The Annual Meeting of Stockholders (the "Meeting") of Covalent Group, Inc. (the "Company") will be held at the Wyndham Valley Forge Hotel, 888 Chesterbrook Boulevard, Wayne, PA 19087 on June 4, 2002, at 1:00 p.m. to consider proposals:

  1. To elect five directors for the ensuing year;

  2. To approve and adopt an Agreement and Plan of Merger providing for the merger of the Company into its wholly-owned subsidiary, Covalent Group (Delaware), Inc., a Delaware corporation, for the purpose of changing the Company's state of incorporation from Nevada to Delaware;

  3. To approve and adopt an amendment to the Company's Certificate of Incorporation to authorize 250,000 shares of preferred stock;

  4. To approve and adopt the Company's 2002 Equity Incentive Plan;

  5. To ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the year ending December 31, 2002; and

  6. To transact any other business as may properly be brought before the Meeting.

   Any action may be taken on the foregoing matters at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned.

   The Board of Directors has fixed the close of business on April 22, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

   Your attention is directed to the accompanying Proxy Statement for the text of the resolutions to be proposed at the Meeting and further information regarding each proposal to be made. A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2001 is enclosed herewith.

   STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.

                                          By order of the Board of Directors

                                                  /s/ David Weitz
                                          _____________________________________
                                                      David Weitz,
                                                        Secretary

May 6, 2002
Wayne, Pennsylvania

                              COVALENT GROUP, INC.
                   One Glenhardie Corporate Center, Suite 100
                               1275 Drummers Lane
                                Wayne, PA 19087

                               ----------------

                                PROXY STATEMENT

                               ----------------

General

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Covalent Group, Inc., a Nevada corporation (the "Company"), of proxies, in the enclosed form, for use in voting at the Annual Meeting of Stockholders (the "Meeting") to be held on June 4, 2002 at 1:00 p.m. at the Wyndham Valley Forge Hotel, 888 Chesterbrook Boulevard, PA 19087 and any adjournments or postponements thereof.

   This Proxy Statement, the enclosed proxy card and the Company's Annual Report to Stockholders for the year ended December 31, 2001, including financial statements, are being mailed on or about May 6, 2002 to stockholders entitled to vote at the meeting.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Record Date; Voting Securities

   Stockholders of record as of the close of business on April 22, 2002 (the "Record Date") will be entitled to vote at the Meeting and any adjournment thereof. As of the Record Date, 12,610,370 shares of Common Stock of the Company were outstanding.


Voting and Solicitation

   Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. Shares of Common Stock may not be voted cumulatively.

   Votes cast by proxy or in person at the Meeting will be tabulated by the Inspector of Election (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Under the Company's Bylaws, the holders of fifty percent (50%) of the voting power of the outstanding shares of capital stock of the Company entitled to vote at the Meeting shall constitute a quorum. Stockholders holding shares of capital stock of the Company who are present in person or represented by proxy (including stockholders who abstain from voting their shares or who do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

   The nominees for election as directors at the Meeting will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting. Proposals 2 and 3, to adopt and approve an Agreement of Merger providing for the merger of the Company into its wholly-owned subsidiary for the purpose of changing the Company's state of incorporation from Nevada to Delaware and to approve an amendment of the Company's Certificate of Incorporation to authorize 250,000 shares of preferred stock, require the affirmative vote of a majority of the outstanding stock entitled to vote on each such proposal to be approved. All other matters submitted to the stockholders will require the affirmative vote of a majority of the shares of capital stock having voting power present in person or represented by proxy at a duly held meeting, at which a quorum is present. Stockholders who abstain from voting as to a particular matter will not be counted as votes in favor of that matter. Accordingly, abstentions will have the effect of a "NO" vote on any matter submitted to the stockholders.

   If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present with respect to that matter and will have the same effect as negative votes with respect to Proposals 2 and 3.

Other Matters

   The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

   All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. In voting by proxy in regard to the election of five Directors to serve until the 2002 Annual Meeting of Stockholders, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to other items to be voted upon, stockholders may vote in favor of the item or against the item or may abstain from voting. Stockholders should specify their choices on the enclosed proxy card. If no specific instructions are given with respect to the matters to be acted upon, and the proxy is returned properly executed, the shares represented by the proxy will be voted FOR all the nominees identified below under "Proposal 1--Election of Directors," FOR the approval of the Agreement and Plan of Merger effecting the change in the Company's state of incorporation from Nevada to Delaware, FOR the approval of the amendment to the Company's Certificate of Incorporation authorizing 250,000 shares of preferred stock, FOR the approval of the Company's 2002 Equity Incentive Plan, and FOR the ratification of the selection of accountants identified below under "Proposal 5--Ratification of Accountants."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth, as of April 22, 2002 certain information with regard to beneficial ownership of outstanding shares of the Company's Common Stock by (i) each director and Named Executive Officer individually,
(ii) all executive officers and directors of the Company as a group, and (iii) each person known by the Company to beneficially own five percent or more of the outstanding shares of the Company's Common Stock:


                                                                 Percentage of
Name and Address of Beneficial Owner(1)(2)        Shares          Outstanding
------------------------------------------       ---------       -------------
Kenneth M. Borow, M.D........................... 1,476,389(3)        11.7%

Earl M. Collier, Jr. ...........................    15,000(3)           *
Genzyme Corporation
One Kendall Square
Cambridge, MA 02139

Scott M. Jenkins................................    41,250(3)           *
c/o S.M. Jenkins & Co.
One Tower Bridge
100 Front Street, Suite 1410
West Conshohocken, PA 19428

Thomas E. Hodapp................................   550,951(3)         4.4%
254 Glen Drive
Sausalito, CA 94965

Brian M. Dickson, M.D...........................    20,000(3)           *

Joseph A. Delikat...............................    62,600(3)(4)        *

John D. Hall, MB., ChB..........................    27,500(3)           *

Catherine G. Spear..............................    22,000(3)           *

James J. Cappola, M.D., Ph.D. ..................       -- (5)           *
1105 Greystone Drive
Ambler, PA 19002

All current executive officers and directors as
 a group (eight persons)........................ 2,215,690(6)        17.6%

Richard D. Propper, M.D......................... 1,185,919(7)         9.4%
4350 LaJolla Village Dr., Suite 970
San Diego, CA 92121

Hassan Nemazee.................................. 1,031,105(8)         8.2%
777 Park Avenue
New York, NY 10021

Houston Ventures, Inc........................... 1,000,000(9)         7.9%
720 Fifth Avenue
New York, NY 10019

Townsend Group Investments, Inc.................   646,480(10)        5.1%
22601 Pacific Coast Hwy.
Suite 200
Malibu, CA 90265

--------
  *   Less than 1% of the outstanding Common Stock.
 (1) Unless otherwise noted, the Company believes that all persons have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
 (2) Unless otherwise noted, the address shall be as follows: c/o Covalent Group, Inc., One Glenhardie Corporate Center, 1275 Drummers Lane, Wayne, PA 19087.
 (3) The amounts shown include shares of Common Stock which may be acquired currently or within 60 days of April 22, 2002 through the exercise of stock options, as follows: Dr. Borow, 908,889 shares; Mr. Collier, 15,000 shares; Mr. Jenkins, 41,250 shares; Mr. Hodapp, 41,250 shares; Dr. Dickson, 20,000 shares; Mr. Delikat, 44,700 shares; Dr. Hall, 27,500 shares; and Ms. Spear, 22,000 shares.
 (4)  Includes 500 shares of Common Stock held by Mr. Delikat's spouse.
 (5) Dr. Cappola resigned on November 26, 2001 and his vested options expired on February 24, 2002.
 (6) Includes an aggregate 1,120,589 shares of Common Stock subject to stock options exercisable currently or within 60 days of April 22, 2002, including the options described in note 3 above.
 (7)  As per the Schedule 13G filed by Richard Proper on August 29, 2000.
 (8) As per the Schedule 13G filed by Hassan Nemazee on February 2, 2000, includes 500,000 shares of Common Stock owned by Houston Ventures, Inc. as to which Hassan Nemazee has joint power, as well as 31,105 shares held by Mr. Nemazee's children.
 (9) As per the Schedule 13G filed by Houston Ventures, Inc. on February 2, 2000, includes beneficial ownership of 500,000 shares of Common Stock otherwise beneficially owned by Hassan Nemazee.
(10) As per the Schedule 13G filed by Townsend Group Investments, Inc. on February 1, 2002. Townsend Group Investments, Inc. reports sole voting/dispositive power for 64,000 shares and shared voting/dispositive power for 582,480 shares.

                       PROPOSAL 1--ELECTION OF DIRECTORS

   Five directors are to be elected at the Meeting, each to serve until the next annual meeting and until his or her successor shall have been elected and qualified. Four of the nominees named below are presently members of the Board of Directors. In case any of the nominees should become unavailable for election, for any reason not presently known or contemplated, the persons named on the proxy card will have discretionary authority to vote pursuant to the proxy for a substitute.

                              Director
Name                      Age  Since              Principal Occupation
----                      --- --------            --------------------
Kenneth M. Borow, M.D...   54   1998   Chief Executive Officer and President of
                                       the Company

Earl M. Collier, Jr.....   54   2002   Executive Vice President, Genzyme
                                       Corporation and President, Genzyme
                                       Biosurgery

Thomas E. Hodapp........   42   2001   President, Access Capital Management

Scott M. Jenkins........   47   2001   President of S.M. Jenkins & Co, General
                                       Partner, Jenkins Partners, L.P.

Brian M. Dickson, M.D...   51          Chief Operating Officer and Chief Medical
                                       Officer of the Company

   Kenneth M. Borow, M.D., Chief Executive Officer, President and Director, joined the Company in 1997. For the previous four years, Dr. Borow was Senior Director, Medical Research Associates Department, Merck Research Laboratories where he directed clinical research operations for 163 different protocols, and developed a Merck-based contract group consisting of field monitors, data coordinators and statisticians. Previously, he was a Professor of Medicine and Pediatrics at the University of Chicago, and originator of a worldwide clinical research program in cardiac function which included investigative sites in the United States, United Kingdom, Norway, Israel and South Africa. Dr. Borow graduated from the Temple Medical School in 1974. Dr. Borow is a Harvard-trained Internist, Pediatrician, Adult Cardiologist and Pediatric Cardiologist.

   Earl M. Collier, Jr., Director, was appointed a Director in March 2002. Mr. Collier is currently Executive Vice President, Genzyme Corporation and President, Genzyme Biosurgery. Prior to joining Genzyme in 1997, Mr. Collier was President of Vitas Healthcare Corporation, the largest provider of hospice services in the United States. Previously, Mr. Collier was a partner with the Washington, D.C. based law firm of Hogan and Hartson. He also served as Deputy Administrator for the Health Care Financing Administration during the Carter Administration. Mr. Collier earned a B.A. at Yale University and a J.D. at the University of Virginia Law School.

   Thomas E. Hodapp, Director, was appointed a Director in October 2001. He is currently President of Access Capital Management, a financial advisory and investment management firm providing financial and strategic advisory services to both private and leading healthcare service, information technology and life science companies. From 1992 to 1999, he was a Managing Director and Senior Healthcare Research Analyst at Robertson Stephens & Company, LLC, where he oversaw research for the managed care, practice management and healthcare information services industries. Previously, from 1988 to 1992, he was with Montgomery Medical Ventures, a $140 million venture capital partnership with private investments in approximately 40 early stage healthcare service, medical device and biotechnology companies. Mr. Hodapp currently maintains a number of board positions, including Proxymed, Inc., a publicly traded healthcare information technology company.

   Scott M. Jenkins, Director, was appointed a Director in October 2001. He is currently President of S. M. Jenkins & Co., which he founded in 1991. S. M. Jenkins & Co. provides a wide range of financial and consulting services to private companies, wealthy family groups and a variety of businesses. In addition, Mr. Jenkins is the General Partner of Jenkins Partners, L.P., which has invested in many early stage, private and public companies. Prior to founding S. M. Jenkins & Co., Mr. Jenkins was with Goldman Sachs & Co., where he worked from 1984 until 1990 when he joined First Boston Corporation. Mr. Jenkins has also served in the not-for-profit healthcare sector as the Chair of the Board of Trustees of the Presbyterian Medical Center of Philadelphia Foundation, which is now part of the University of Pennsylvania Health System.

   Brian M. Dickson, M.D., was appointed Chief Operating Officer and Chief Medical Officer of the Company in November 2001 and is nominated for Director. Dr. Dickson has more than 22 years of pharmaceutical industry experience in Research and Development, including senior responsibilities at SmithKline & French, G.D. Searle Pharmaceuticals, Warner Lambert/Parke Davis Pharmaceuticals, and most recently Celltech plc., where he was Executive Vice President for Worldwide Clinical Development.

Meetings of the Board of Directors

   The Board held eight meetings during 2001. There was no director who, during the last full fiscal year, attended in person or by phone fewer than 75% of Board or committee meetings while such person was a director. Messrs. Hodapp and Jenkins joined the Company's Board in November 2001. Mr. Collier joined the Company's Board in March 2002.

Committees of the Board

   The Board has a Compensation Committee and an Audit Committee.

Compensation Committee

   The Compensation Committee reviews and approves salaries for corporate officers and reviews, approves and administers the Company's stock option plans and grants thereunder. The Compensation Committee did not meet in 2001. The Compensation Committee is presently composed of two non-employee directors, Earl M. Collier, Jr. and Scott M. Jenkins, both of whom were appointed to the Compensation Committee in March 2002.

Audit Committee

   The Audit Committee recommends the engagement of the firm of certified public accountants to audit the financial statements of the Company and monitors the effectiveness of the audit effort, the Company's financial and accounting organization and its system of internal accounting controls. The Audit Committee met one time in 2001. The Compensation Committee is presently composed of two non-employee directors, Thomas E. Hodapp and Scott M. Jenkins, both of whom were appointed to the Audit Committee in November 2001.

     THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE. THE FOLLOWING REPORT SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                                 REPORT OF THE
                                AUDIT COMMITTEE

   The Audit Committee of the Board is currently composed of two non-employee directors, Thomas E. Hodapp and Scott M. Jenkins, who were appointed in November 2001. The Board, in its business judgment, has determined that all members of the committee are "independent," as required by applicable listing standards of the Nasdaq National Market. The Committee operates pursuant to a charter that was adopted by the Board on March 16, 2000, a copy of which was attached to the Proxy Statement dated April 30, 2001. The role of the Audit Committee is to assist the Board in its oversight of the Company's financial reporting process. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements for the year ended December 31, 2001 with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to above and in the charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2001 to be filed with the Securities and Exchange Commission.

                                          MEMBERS OF THE AUDIT COMMITTEE
                                          THOMAS E. HODAPP
                                          SCOTT M. JENKINS

Director's Remuneration

   Non-employee directors receive $50,000 per year for their service as directors paid at the rate of $4,167 per month, and are reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board. In addition, if the number of Board meetings during the year exceeds eight, the non-employee directors will receive cash payments for each additional meeting ranging from $250 to $1,000, depending on the length of such additional meeting. Non-employee directors who are members of the Audit Committee receive a yearly option grant to purchase 82,500 shares of Common Stock. All other non-employee directors receive a yearly grant to purchase 60,000 shares of Common Stock. The annual option grants vest quarterly, with the first 25% vesting on the 90th day from the date such grant was made.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
                 ALL OF THE NOMINEES FOR DIRECTOR LISTED ABOVE

Executive Officers

   Executive officers serve at the discretion of the Board and serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The current executive officers of the Company are as follows:

Name                             Age        Position(s) Held With Company
----                             ---        -----------------------------
Kenneth M. Borow, M.D...........  54 Chief Executive Officer, President,
                                     Director
Brian M. Dickson, M.D...........  51 Chief Operating Officer, Chief Medical
                                     Officer
Catherine G. Spear..............  41 Vice President Global Business Development
                                     and Strategic Marketing
John Hall, MB, ChB..............  54 Vice President Clinical Operations and
                                     Managing Director, Europe
Joseph A. Delikat...............  55 Principal Accounting Officer

   Kenneth M. Borow, M.D., was appointed Chief Executive Officer of the Company in January 2000. Please see "Election of Directors" on page 5 for a description of the biography of Dr. Borow.


   Brian M. Dickson, M.D., was appointed Chief Operating Officer and Chief Medical Officer of the Company in November 2001. Please see "Election of Directors" on page 6 for a description of the biography of Dr. Dickson.

   Catherine G. Spear, Vice President Global Business Development and Strategic Marketing, joined the Company in December 2000. Previously, she spent eight years in Marketing at Wyeth; devoting her last eighteen months to leading the e-business operation for Wyeth, North America. Ms. Spear's other healthcare industry experience includes management positions with Merck & Co., Inc. and AdvaCare, Inc.

   John Hall, MB., ChB., was appointed Vice President Clinical Operations and Managing Director, Europe of the Company in November 2000. Prior to joining the Company, Dr. Hall provided consultant services to Covalent Group, Inc., as well as major pharmaceutical companies and other clients. He has guided several premier European bio-pharmaceutical companies through Mutual Recognition Procedures for new chemical entities (NCEs). From 1987 to 1995, he was Medical Director for Glaxo UK and oversaw the launch of several products. From 1983 to 1987, he served as Deputy Medical Director for Lilly Industries UK LTD and was responsible for research, medical and commercial support for CNS, respiratory, and anti-infective products.

   Joseph A. Delikat, Principal Accounting Officer, joined the Company in 1997. He has over 25 years of diverse domestic and international financial management experience. From 1989 to September 1997, he was Corporate Controller and Officer for Scott Specialty Gases, Inc., a manufacturer of calibration and medical gases. Previously, he was employed by Graphco American Charts and Leeds & Northrup Co.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of change of ownership with the Securities and Exchange Commission (the "SEC"). Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of reports furnished to the Company during the fiscal year ended December 31, 2001, all executive officers and directors were in compliance, except that a Form 3 was not filed in a timely manner for Catherine Spear upon being named an executive officer in 2000 and that a Form 3 was not filed in a timely manner for John Hall upon being named an executive officer in 2000.

Certain Relationships and Related Transactions

   In 2000, the Company began a collaboration with SpeedTrials.com, Inc. ("SpeedTrials") to develop web-based clinical research management applications. Richard Propper, a greater than 5% stockholder of the Company, held a greater than 10% equity interest in SpeedTrials. During the second quarter of 2001, the Company terminated its relationship with SpeedTrials. As a result of this termination, the Company had no further obligations in connection with the relationship except approximately $45,000, which the Company paid to the outside technology company that provided services for the project.

Executive Compensation

   The following table sets forth the total compensation paid by the Company to the Chief Executive Officer and the four other most highly compensated individuals, who served as an executive officer in 2001 and were paid more than $100,000 in salary and bonus in 2001 (the "Named Executive Officers").


                                                       Long-term
                                          Annual      Compensation
                                       Compensation      Shares
                                     ----------------  Underlying   All Other
Name and Principal Position     Year  Salary   Bonus  Options (#)  Compensation
---------------------------     ---- -------- ------- ------------ ------------
Kenneth M. Borow, M.D.........  2001 $261,458 $55,000     --             --
President and Chief Executive   2000  248,301     --      --         $19,041(1)
Officer                         1999  225,000  47,750     --          31,537(1)

Catherine G. Spear(2).........  2001  135,000  15,000     --             --
Vice President Global Business  2000   15,923     --      --             --
Development and Strategic                                 --             --
Marketing

John Hall, MB., ChB.(3).......  2001  199,783  15,000     --          20,324(4)
Vice President Clinical         2000   33,687     --      --           3,427(4)
Operations, Europe

Joseph A. Delikat.............  2001  117,138   7,500     --             --
Principal Accounting Officer    2000   96,593     --      --             --
                                1999   85,733   7,500     --             --

James J. Cappola, M.D.,
 Ph.D.(5).....................  2001  179,651     --      --             --
Former Chief Medical Officer    2000  133,360     --      --             --

--------
(1) In 1999, Mr. Bruce LaMont, the Company's former Chief Executive Officer, transferred 12,307 shares of his stock to Dr. Borow. The transaction was valued at the closing price of the Company's Common Stock on the Nasdaq Small Cap market on the day of transfer. In 2000, the Company paid $19,041 to Dr. Borow to cover the taxes due on the transfer of shares.
(2)  Ms. Spear was not an employee prior to November 2000.
(3)  Dr. Hall was not an employee prior to November 2000.
(4) Includes Company contributions to a pension plan, $1,823 in 2000 and $10,811 in 2001, and payments for a car allowance, $1,604 in 2000 and $9,513 in 2001.
(5) Dr. Cappola resigned on November 26, 2001 and was not an employee prior to May 2000. Dr. Dickson, the Company's current Chief Operating Officer and Chief Medical Officer does not appear in the above table, since his employment with the Company commenced in November 2001.

Employment Agreements

   All executive officers of the Company are full-time employees of the Company.

   Dr. Borow is a party to an employment agreement dated November 1999. The agreement will expire in November 2002 but will automatically renew for additional one-year terms after that date unless either the Company or Dr. Borow give notice to not renew the agreement at least sixty days prior to the expiration of the then existing term. The agreement provides for an initial annual salary of $250,000. In addition, Dr. Borow is entitled to an annual bonus to be determined by the Board. Additionally, Dr. Borow was granted an option to acquire 500,000 shares of the Company's Common Stock. In the event that Dr. Borow is terminated without cause, he will be entitled to receive severance equal to twelve months of his base salary in effect at the time of termination and the accelerated vesting of the portion of Dr. Borow's options which would have vested during such additional twelve months.

Option Grant Table

   The following table provides information about grants of stock options made during 2001 to each of the Named Executive Officers.

                                          Individual Grants
                         ---------------------------------------------------
                         Number of
                           Shares
                         Underlying    Percentage of
                          Options      Total Options     Exercise Expiration
Name                     Granted(1) Granted to Employees  Price      Date
----                     ---------- -------------------- -------- ----------
Kenneth M. Borow, MD....   50,000           7.5%         $1.9375   03/07/06
Catherine G. Spear......      --            0.0              --         --
John Hall, MB., ChB.....      --            0.0              --         --
Joseph A. Delikat.......   18,000           2.0           1.9375   03/07/06
James J. Cappola, M.D.,
 Ph.D...................    2,500           0.3           1.9375   02/24/02(2)

--------
(1) Each option has a term of five years from the date of grant and vests ratably over a four-year period, beginning on the first anniversary of the date of grant.
(2) Dr. Cappola's options expired on February 24, 2002, ninety days from the date of his departure from the Company.

Aggregated Fiscal Year-End Option Values

   There were no option exercises by any of the Named Executive Officers during the twelve months ended December 31, 2001. The following table presents certain information with respect to the number and value at December 31, 2001, of options held by each of the Named Executive Officers. The value actually realized upon future option exercises by the Named Officers will depend on the value of the Common Stock at the time of exercise.

                               Number of Shares
                            Underlying Unexercised     Values of Unexercised
                                    Options           In-The-Money Options(1)
                           ------------------------- -------------------------
Name                       Exercisable Unexercisable Exercisable Unexercisable
----                       ----------- ------------- ----------- -------------
Kenneth M. Borow, M.D.....   908,889      141,111    $1,031,900     $23,475
Catherine G. Spear........    22,000       33,000        15,840      23,760
John Hall, MB., ChB.......    27,500       27,500         6,050       6,050
Joseph A. Delikat.........    41,600       26,400        25,830      16,906
James J. Cappola, M.D.,
 Ph.D.(2).................    24,500       38,000           391       1,565

--------
(1) Based on the closing price of $2.72 of the Common Stock on the Nasdaq SmallCap Market on December 31, 2001, net of the exercise price.
(2) Dr. Cappola's options expired on February 24, 2002, ninety days from the date of his departure from the Company.

               PROPOSAL 2--APPROVAL AND ADOPTION OF AN AGREEMENT
           AND PLAN OF MERGER PROVIDING FOR THE MERGER OF THE COMPANY
   INTO ITS WHOLLY-OWNED SUBSIDIARY FOR THE PURPOSE OF CHANGING THE COMPANY'S
                 STATE OF INCORPORATION FROM NEVADA TO DELAWARE

Introduction

   For the reasons set forth below, the Company's Board unanimously approved the Proposed Reincorporation and believes that it is in the best interests of the Company and its stockholders to change the state of incorporation of the Company from Nevada to Delaware (the "Proposed Reincorporation"). Throughout this section of the Proxy Statement, the Company as currently incorporated in Nevada will be referred to as "Covalent-Nevada" and the Company as reincorporated in Delaware (which reincorporation is subject to approval of the Proposed Reincorporation by the stockholders at the Meeting) will be referred to as "Covalent-Delaware".

   Stockholders are urged to read carefully this section of this Proxy Statement, including the related appendices referenced below and attached to this Proxy Statement, before voting on the Proposed Reincorporation.

Method of Reincorporation

   The Proposed Reincorporation will be effected by merging Covalent-Nevada into a newly formed Delaware corporation that is a wholly-owned subsidiary of Covalent-Nevada (the "Merger") pursuant to an Agreement and Plan of Merger, in the form attached hereto as Appendix A (the "Merger Agreement"). Upon completion of the Merger, Covalent-Nevada, as a corporate entity, will cease to exist and Covalent-Delaware will succeed to the assets and liabilities of Covalent-Nevada and will continue to operate the business of the Company under its current name, "Covalent Group, Inc."

   As provided by the Merger Agreement, each outstanding share of Covalent-Nevada common stock, $0.001 par value per share, will be automatically converted into one share of Covalent-Delaware common stock, $0.001 par value per share, at the effective time of the Merger. Each stock certificate representing issued and outstanding shares of Covalent-Nevada common stock will continue to represent the same number of shares of Covalent-Delaware common stock.

   DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF THE COMPANY'S COMMON STOCK, AS IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING COVALENT-NEVADA STOCK CERTIFICATES FOR COVALENT-DELAWARE STOCK CERTIFICATES. HOWEVER, STOCKHOLDERS MAY REQUEST THAT THEIR CERTIFICATES BE EXCHANGED IF THEY SO CHOOSE. DELIVERY OF THE COVALENT-NEVADA COMMON STOCK CERTIFICATES WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF COVALENT-DELAWARE COMMON STOCK AFTER THE EFFECTIVE DATE OF THE MERGER.

   Covalent-Nevada common stock is listed for trading on the Nasdaq SmallCap Market and, after the Merger, Covalent-Delaware common stock will continue to be listed for trading on the Nasdaq SmallCap Market under the same symbol ("CVGR") as the shares of Covalent-Nevada common stock are currently traded, and the shares of Covalent-Delaware common stock will continue to be represented by the same CUSIP number as that is currently used for Covalent-Nevada common stock. There will be no interruption in the trading of Covalent's common stock as a result of the Proposed Reincorporation. The Proposed Reincorporation includes the adoption of a new certificate of incorporation and bylaws for Covalent-Delaware (the "Delaware Charter" and "Delaware Bylaws," respectively) to replace the current certificate of incorporation and bylaws of Covalent-Nevada (the "Nevada Charter" and "Nevada Bylaws," respectively). As a Delaware corporation, Covalent-Delaware will be subject to the Delaware General Corporation Law (the "Delaware corporate law"). Covalent-Nevada is subject to the corporation laws of Nevada set out in the Nevada Revised Statutes (the

"Nevada corporate law"). Differences between the Delaware Charter and Delaware Bylaws, on the one hand, and the Nevada Charter and Nevada Bylaws, on the other hand, must be viewed in the context of the differences between Delaware corporate law and Nevada corporate law. These differences are discussed below under "Comparison of the Charters and Bylaws of Covalent-Nevada and Covalent-Delaware and Significant Differences between the Corporation Laws of Nevada and Delaware".

   The Proposed Reincorporation will NOT result in any change in the name, business, management, capitalization, board of directors structure, fiscal year, assets, liabilities or location of principal facilities of the Company. The directors elected at the Meeting to serve on the Board of Covalent-Nevada will become the directors of Covalent-Delaware. All employee benefit and stock option plans of Covalent-Nevada will become Covalent-Delaware plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Covalent-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions. Stockholders should note that approval of the Proposed Reincorporation will also constitute approval of these plans continuing as Covalent-Delaware plans. Other employee benefit arrangements of Covalent-Nevada will also be continued by Covalent-Delaware upon the terms and subject to the conditions currently in effect.

   The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Covalent-Nevada's rights and obligations under such material contractual arrangements will continue as rights and obligations of Covalent-Delaware.

   The Proposed Reincorporation has been approved by the members of the Company's Board, who unanimously voted "FOR" the Proposed Reincorporation. If approved by the stockholders, it is anticipated that the Merger will become effective under the Merger Agreement (the "Effective Time") at 5:00 p.m., Nevada time, on June 4, 2002, or as soon as practicable thereafter. However, as described in the Merger Agreement, if prior to the Effective Time the Board determines that circumstances have arisen that make it inadvisable to proceed with the Proposed Reincorporation under the original terms of the Merger Agreement, the Merger (and thus the Proposed Reincorporation) may be abandoned or the Merger Agreement may be amended by the Board either before or after stockholder approval has been obtained (except that the principal terms may not be amended without obtaining further stockholder approval). The discussion below is qualified in its entirety by reference to the Merger Agreement, the Delaware Charter and the Delaware Bylaws, copies of which are attached to this Proxy Statement as Appendices A, B and C, respectively, and by the applicable provisions of Nevada corporate law and Delaware corporate law.

   THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THIS PROPOSAL.

Vote Required For the Proposed Reincorporation

   Approval of the Merger Agreement and the Proposed Reincorporation, which will also constitute approval of the Delaware Charter and the Delaware Bylaws, will require the affirmative vote of a majority of the outstanding shares of Common Stock as of the Record Date.

Principal Reasons For the Reincorporation Proposal

   For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware, or have chosen to reincorporate in Delaware, in a manner similar to that proposed by the Company. The Board believes that the principal reasons for considering such a reincorporation are:

  . the development in Delaware over the last century of a well-established body of case law construing the Delaware General Corporation Law, which provides businesses with a greater measure of predictability than exists in any other jurisdiction;

  . the certainty afforded by the well-established principles of corporate governance under Delaware corporate law are of benefit to the Company and its stockholders and should increase the Company's ability to attract and retain quality directors and officers;

  . Delaware corporate law itself, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

  . the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience, a speed of decision and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, the only appeals court; and

  . the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar to meet changing business needs.

Significant Changes Caused By Reincorporation

   In general, the Company's corporate affairs are presently governed by the corporate law of Nevada, the Company's state of incorporation, the Nevada Charter and by the Nevada Bylaws, which have been adopted pursuant to Nevada law. The Nevada Charter and Nevada Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at One Glenhardie Corporate Center, Suite 100, 1275 Drummers Lane, Wayne, PA 19087, Attention: Secretary.

   Following the Merger, issues of corporate governance and control would be controlled by Delaware, rather than Nevada, corporate law. The Nevada Charter and Nevada Bylaws, will, in effect, be replaced by the Delaware Charter and the Delaware Bylaws, copies of which are attached as Appendices B and C, respectively, to this Proxy Statement.

No Dissenter's or Appraisal Rights

   Under Nevada corporate law, stockholders of the Company will not be entitled to exercise dissenter's rights or to demand appraisal and payment for their shares in connection with the Merger or the Proposed Reincorporation.

Comparison of the Charters of the Bylaws of Covalent-Nevada and Covalent-Delaware and Significant Differences Between the Corporation Laws of Delaware and Nevada

 Fiduciary Duties of Directors

   Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve, as well as their stockholders.

   The fiduciary duty provisions included in Nevada corporate law may provide significantly broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control.

   The following summarizes certain aspects of Delaware and Nevada law as they relate to fiduciary duties of directors:

   Standard of Care

   Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation.

   A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

   Justifiable Reliance

   A director of a Delaware corporation, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or by committees of the board of directors, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence. Such person must also have been selected with reasonable care by or on behalf of the corporation.

   In performing his or her duties, a director of a Nevada business corporation is entitled to rely, in good faith, on information, opinions, reports, books of account or statements (including financial statements and other financial data) prepared or presented by any of the corporation's directors, officers or employees so long as the director reasonably believes such persons to be reliable and competent in such matters; counsel, public accountants, financial advisers, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and a duly designated committee of the board which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee's designated authority. However, a director of a Nevada corporation will not be considered to be acting in good faith if he or she has knowledge concerning the matter in question which would cause such reliance to be unwarranted.

   Consideration of Factors

   Delaware corporate law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders.

   Nevada corporate law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation.

   Presumption

   Under Delaware corporate law, it is presumed that the directors of a Delaware corporation acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, however, if a preponderance of the evidence shows that the directors' decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office.

   Under Nevada corporate law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation's best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action.

   Specific Applications

   Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements. First, the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure, and, second, that measure must be reasonable in relation to the perceived threat posed by the change in control.

   Nevada corporate law also imposes the same heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, when such action impedes the exercise of the stockholders' right to vote for or remove directors.

 Anti-Takeover Laws

   Section 203 of the Delaware General Corporation Law contains certain "anti-takeover" provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. Covalent-Delaware has not elected to opt out of the provisions of Section 203. Section 203 precludes a corporation from engaging in any "business combination" with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets.

   The three-year waiting period does not apply, however, if any of the following conditions are met:

  . the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained ownership of more than 15% of the corporation's stock;

  . once the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

  . at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

   In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation's stock if it was as a result of action taken solely by the corporation.

   The Nevada Revised Statute contains certain "anti-takeover" provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. Covalent-Nevada did not elect to opt out of any of these provisions. Nevada corporate law precludes a corporation from engaging in any "business combination" with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets.

   The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained ownership of more than 10% of the corporation's stock.

   Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation unless the combination meets all the requirements of the corporation's articles of incorporation and

  . is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than 3 years after the interested stockholder's date of acquiring shares; or

  . the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

   In addition, the Nevada Revised Statute suspends the voting rights of the "control shares" of a stockholder that acquires 20% or more of a corporation's shares entitled to be voted in an election of directors. The voting rights of the control shares generally remain suspended until such time as the "disinterested" stockholders of the company vote to restore the voting power of the acquiring stockholder.

   If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder's shares. Within 20 days of the vote according the shares of the acquiring person voting rights, the corporation shall send notice to any stockholders who did not vote in favor of such action notifying them of their right to demand payment for their shares. Within 20 days of receipt of such notice, a stockholder seeking payment must demand payment for such stockholder's shares and the corporation must comply within 30 days.

   Nevada corporate law provides that the provisions described above apply to all corporations, unless the articles of incorporation or the bylaws of the corporation in effect on the tenth day after an acquiring person acquires a controlling interest provide that such provisions do not apply to the corporation. Covalent-Nevada did not elect to opt out of any of these provisions.

 Dividend Rights and Repurchase of Shares

   Under Delaware corporate law, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year, provided that dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. Delaware corporate law applies different tests to the payment of dividends and the repurchase of shares. Delaware corporate law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

   Under Nevada corporate law, a corporation is prohibited from making a distribution (including dividends on, or redemption or repurchase of, shares of capital stock) to its stockholders if, after giving effect to the distribution:

  . the corporation would be unable to pay its debts as they become due in the usual course of business; or

  . the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of stockholders having superior preferential rights upon dissolution to the stockholders receiving the distribution.

   The board of directors of a Nevada corporation may base the above determination on: financial statements prepared on the basis of accounting principals; fair valuation, including but not limited to, unrealized appreciation or depreciation, or any other method that is reasonable under the circumstances.

 Number and Election of Directors

   There are no material differences in the number and election of directors between Delaware and Nevada corporate law.

 Liability of Directors and Officers

   Delaware corporate law permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

  .  a breach of the duty of loyalty to the corporation or its stockholders;

  . acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

  . a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware corporate law; or

  . any transaction from which the director derived an improper personal benefit.

   The Delaware Bylaws and the Delaware Charter each include provisions which limit the liability of directors of Covalent-Delaware to the maximum extent permitted by law.

   Nevada corporate law permits a corporation to adopt any provision in its articles of incorporation that are not contrary to the laws of the state of Nevada; there is no restriction on a corporation's ability to limit the personal liability of a director or officer to the corporation. Under Nevada corporate law, a director or officer is not individually liable to a corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that:

  .  his act or failure to act constituted a breach of his fiduciary duties;
     and

  . his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law.

   The Nevada Charter provides that Covalent-Nevada's directors and officers shall not be personally liable for monetary damages for any breach of fiduciary duty except for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Nevada corporate law.

   While these provisions provide officers and directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on an officer's or director's breach of such duties.

 Indemnification of Directors and Officers

   Both Delaware and Nevada permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful.

   Under Delaware corporate law, a corporation may indemnify any person involved in a third-party action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of being a director, officer, employee or agent of the corporation, against expenses (including attorneys' fees), judgments, fines and settlement amounts actually and reasonably incurred in connection with such action, suit or proceeding or incurred by reason of such persons being or having been a representative of the corporation, if he or she acted in good faith and reasonably believed that his or her actions were in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Under Delaware corporate law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust of other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. Delaware corporate law also provides that a corporation may advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification. Delaware corporate law provides further that the provisions for indemnification contained therein are nonexclusive of any other rights to which the party may be entitled under any bylaw, agreement, vote of stockholders, disinterested directors or otherwise.

   The provisions of Nevada corporate law regarding indemnification are substantially similar to those of Delaware corporate law. Nevada corporate law provides that a corporation may indemnify any director, officer, employee or agent for any expenses incurred in connection with such person's position with the corporation, provided such person acted in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation. Nevada corporate law requires, unless ordered by a court, a finding to be made, that the officer, director, employee or agent has met the above-described standard of conduct, by (a) a majority vote of the board of directors for which the quorum does not consist of parties to the proceeding;
(b) independent legal counsel in a written opinion, or (c) stockholder approval. Nevada corporate law also provides that a corporation must advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification.

 Annual Meetings

   Under Delaware corporate law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

   Under Nevada corporate law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

 Special Meetings

   Under Delaware corporate law, a special meeting of the stockholders may be called by the board of directors or any other person as may be authorized by the bylaws. The Delaware Bylaws provide that special meetings may be called by the president, by resolution of the Board of Directors or at the request in writing of stockholders of record owning fifty percent (50%) in amount of capital stock outstanding and entitled to vote

   Under Nevada corporate law, special meetings of stockholders may be called by the board of directors, by any two directors and by the president, unless otherwise provided in the articles of incorporation or bylaws. Under the Nevada Bylaws, special meetings of the stockholders may be called at any time by the president, secretary or by the Board of Directors or at the request in writing of stockholders of record owning at least ten percent (10%) of all the shares entitled to vote at the meeting.

 Notice of Stockholder Meetings

   Under Delaware corporate law, written notice of any meeting of the stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.

   Under Nevada corporate law, written notice of any meeting of the stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Nevada corporate law also provides that the articles of incorporation or bylaws may require that the notice be also published in one or more newspapers. Neither the Nevada Bylaws nor the Nevada Charter contain such a requirement.

 Notice of Adjournment of Stockholder Meetings and Business Transacted at Adjourned Meeting

   Under Delaware corporate law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. In addition, at the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting regardless of whether or not there exists a quorum.

   Under Nevada corporate law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

 Fixing Date for Determination of Stockholders of Record

   There are no material differences in fixing a date for determination of stockholders of record between Delaware and Nevada corporate law.

 Action by Stockholders Without a Meeting

   There are no material differences in the action by stockholders without a meeting between Delaware and Nevada corporate law.

 Advance Notice of Director Nominations and Stockholder Proposals

   Delaware corporate law does not specify the manner in which nominations for directors may be made by stockholders or the manner in which business may be brought before a meeting. The Delaware Bylaws provide that notice of a director nominations or other stockholder proposal must be received by the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, the proposing stockholder must deliver such notice not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

   Nevada corporate law, like Delaware corporate law, does not specify the manner in which nominations for directors may be made by shareholders or the manner in which business may be brought before a meeting. With respect to director nominations and stockholder proposals, the Nevada Bylaws provide that, in order to be deemed properly presented, notice of such nomination or proposal must be delivered to the Secretary of the Company at the principal executive offices of the Company (a) with respect to an annual meeting of stockholders, no less than 90 days prior to the stockholder meeting (or, if the date of such meeting has not yet been set, 90 days prior to the anniversary of the previous year's meeting), and (b) with respect to special meetings, the close of business on the 7th day following the date on which such notice of meeting is first given to stockholders. Each such notice must set forth a general description of each item of business proposed to be brought before the meeting, the name and address of the shareholder proposing to bring such item of business before the meeting and a representation that the shareholder intends to appear in person or by proxy at the meeting.

 Charter Amendments

   Under Delaware corporate law, an amendment or change to the certificate of incorporation generally requires the approval of the board of directors, followed by the approval of such amendment by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon. When an amendment of the certificate would adversely affect the rights of a class of stock or the rights of a series of a class, Delaware corporate law provides that the enactment of the amendment also requires the affirmative vote of the holders of a majority of the outstanding shares of such class or series.

   Under Nevada corporate law, an amendment to the articles requires the approval of the board of directors followed by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon and, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each such class vote.

 Amendments to Bylaws

   Under Delaware corporate law, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon provided that any corporation may, in its certificate of incorporation, confer this power upon the directors. However, the power vested in the stockholders shall not be divested or limited where the board of directors also has such power. The Delaware Charter provides that the directors have the power to adopt, amend or repeal the Delaware Bylaws in a manner not inconsistent with such bylaws. The Delaware Bylaws provide that the vote of a majority of all directors (subject to amendments that are solely within the province of the stockholders) or the affirmative vote of a majority of the votes cast by all stockholders entitled to vote is required to alter, amend or repeal the bylaws.

   There is no provision in Nevada corporate law that expressly requires a grant of power to the board of directors in the articles of incorporation in order to adopt bylaws for a corporation. Rather, Nevada corporate law provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Further, although not part of Nevada corporate law, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation in the event that the stockholders do not; however, stockholders retain the right to adopt bylaws superseding those adopted by the board of directors. The Nevada Bylaws contain substantially the same provision as the Delaware Bylaws regarding amendment.

 Interested Director Transactions

   Under Delaware corporate law, some contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure are met.

Under Delaware corporate law, the conditions are that either (1) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (2) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware corporate law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

   Nevada corporate law does not automatically void contracts or transactions between a corporation and one of the corporation's directors. Under Nevada corporate law, a contract or transaction is not voidable solely because:

  . the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;

  . an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

  . the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

   Instead, under Nevada corporate law, contracts or transactions such as those described above are permissible if:

  . the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorize, approves, or ratifies the contract or transaction in good faith by a vote without counting the vote of the interested director; or

  . the facts or circumstances surrounding the contract or transaction are made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director; or

  . the fact that the contract or transaction will prove to be in the interested director's financial interest is unknown to the interested director at the time it is brought before the board of directors; or

  . the contract or transaction is fair as to the corporation at the time it is authorized or approved.

 Removal of Directors

   Under Delaware corporate law, any director or the entire board of directors may be removed, with or without cause, by the majority vote of the stockholders then entitled to vote at an election of directors.

   A director of a Nevada corporation or the entire board of directors may be removed with or without cause during their term of office only by a vote of two-thirds of the voting power of the then outstanding shares entitled to vote in an election of directors.

 Stockholder Derivative Suits

   There are no material differences in the area of stockholder derivative suits between Delaware and Nevada corporate law.

 Mergers and Major Transactions

   Under Delaware corporate law, whenever the approval of the stockholders of a corporation is required for an agreement of merger or consolidation or for a sale, lease or exchange of all or substantially all of its assets, such agreement, sale, lease or exchange requires the affirmative vote of the owners of a majority of the outstanding shares entitled to vote thereon. Notwithstanding the foregoing, under Delaware law, unless required by its certificate of incorporation, no vote of the stockholders of a constituent corporation surviving a merger is necessary to authorize a merger if:

  . the agreement of merger does not amend in any respect the certificate of incorporation of such constituent corporation; and

  . each share of stock of the constituent corporation outstanding immediately prior to the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and

  . either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into the common stock are to be issued under such agreement of merger, or the number of shares of common stock issued or so issuable does not exceed 20% of the number thereof outstanding immediately prior to the merger.

   In addition, Delaware corporate law provides that a parent corporation that is the record holder of at least 90% of the outstanding shares of each class of stock of a subsidiary may merge the subsidiary into the parent corporation without the approval of the subsidiary's stockholders or board of directors and without the approval of the parent's stockholders.

   Under Nevada corporate law, the sale, lease, exchange or disposal of all of the assets of a corporation as well as any merger, consolidation or share exchange generally must be recommended by the board of directors and requires the approval of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Nevada corporate law, the vote of the stockholders of a Nevada corporation surviving a merger is not required if:

  . the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and

  . each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; and

  . the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, will not exceed by more than 20% the total number of voting shares of the surviving entity outstanding immediately before the merger; and

  . the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

   In addition, Nevada corporate law provides that no stockholder approval is required if, prior to the adoption of the plan, another corporation that is a party to such equity plan owns 90% or more of the outstanding shares of each class of such constituent corporation.

 Dissenters' Rights of Appraisal

   Under both Delaware and Nevada corporate law, a dissenting stockholder of a corporation engaged in certain major corporate transactions may, under certain limited circumstances, be entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash in the amount of the fair market value of his or her shares (as determined by agreement of the parties or a court), in lieu of the consideration that he or she would otherwise receive in any such transaction.

   Under Delaware corporate law, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of a sale or transfer of all or substantially all of the corporation's assets or an amendment to the corporation's certificate of incorporation. Moreover,

Delaware corporate law does not provide appraisal rights in connection with a merger or consolidation, unless the certificate of incorporation provides otherwise, to the owners of shares of a corporation that, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the merger or consolidation, is either:

  . listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, Inc.; or

  .  held of record by more than 2,000 stockholders;

unless the applicable agreement of merger or consolidation requires the owners of these shares to receive, in exchange for these shares, anything other than shares of stock of the resulting or surviving corporation or shares of stock of any other corporation listed on a national securities exchange, designated as described above, or held of record by more than 2,000 holders.

   In addition, Delaware corporate law denies appraisal rights to the stockholders of the surviving corporation in a merger if that merger did not require for its approval the vote of the stockholders of the surviving corporation. Under Delaware corporate law, no vote of the stockholders of a surviving corporation is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and certain other conditions are met.

   Nevada corporate law provides that stockholders of a corporation are entitled to dissent from and obtain payment of the fair market value of his or her shares in the event of the following corporate actions, including:

  . consummation of a plan of merger to which the Nevada corporation is a party (i) if approval by the stockholder is required for the merger and he or she is entitled to vote on the merger, or (ii) in certain circumstances, if the domestic corporation is a subsidiary and is merged with its parent;

  . consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interest will be acquired, if he or she is entitled to vote on the plan; or

  . any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provide that voting or nonvoting stockholders are entitled to dissent and obtain payment for such stockholder's shares.

   Under Nevada corporate law, appraisal rights are not provided, however, to the holders of shares of any class that is either listed on a national securities exchange or held of record by more than 2,000 stockholders; unless the articles of incorporation of the corporation provide otherwise or if the stockholder will receive for the stockholder's shares, anything except:

  . shares of stock of the corporation surviving or resulting from such merger;

  . shares of stock of any other corporation listed on a national securities exchange or on the national market system of the National Association of Securities Dealers automated quotation system, or which will, upon completion of the merger, be held by record by more than 2,000 holders;

  .  cash in lieu of fractional shares; or

  .  any combination of shares or cash in lieu of fractional shares.

 Dissolution

   Under Delaware corporate law, if the board of directors of the corporation deems it advisable that the corporation should be dissolved and the holders of a majority of the outstanding shares of stock of the corporation entitled to vote thereon votes in favor of the proposed dissolution, the corporation shall be dissolved upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware. The corporation shall continue after dissolution for the purposes of defending suits and settling its affairs for a three-year period. Delaware corporate law sets forth payment and distribution procedures a dissolving corporation must follow in connection with winding up its affairs. Such procedures include notification requirements and, under specified circumstances, obtaining the approval of the Delaware Court of Chancery. Under Delaware corporate law, directors of a dissolved corporation that comply with the payment and distribution procedures provided therein shall not be personally liable to the claimants of the dissolved corporation.

   Under Nevada corporate law, if the board of directors decides after the issuance of stock or the beginning of business, that the corporation should be dissolved, it must adopt a resolution to that effect and such dissolution must also be approved by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote, unless a higher vote is required by the articles of incorporation or by the bylaws. Covalent-Nevada does not require a higher vote for dissolution.

 Inspection of Stockholders List and Other Corporate Matters

   Delaware corporate law permits any stockholder to inspect a corporation's stockholders' list for a purpose reasonably related to such person's interest as a stockholder and, during the ten days preceding a stockholders' meeting, for any purpose germane to that meeting.

   Nevada corporate law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders' list, articles or bylaws, provided that the stockholder gives at least 5 business days' prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose that is the business or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders' lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation's outstanding shares the right, upon at least five days written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

 Duration of Proxies

   Under Delaware corporate law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada corporate law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

 Consideration for Stock

   Under Delaware corporate law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any unpaid balance, if any, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

   Under Nevada corporate law, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including but not limited to cash, promissory notes, services performed, or other securities of the corporation.

 Committees of the Board of Directors

   Delaware and Nevada corporate law both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if the corporation's certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

   Under Nevada corporate law, unless it is otherwise provided in the articles of incorporation, a committee of the board of directors has and may exercise the powers of the board of directors in the management of the business and affairs of the corporation.

Differences in Franchise Taxes Payable in Delaware as Opposed to Nevada

   Currently, the Company pays approximately $85 in annual franchise taxes to the state of Nevada. Upon effecting the Proposed Reincorporation, Covalent-Delaware will have to pay more in annual franchise taxes to the State of Delaware.

   In Delaware, a corporation has to pay a franchise tax, which is not based upon income, but rather on formulae involving the number of authorized shares (the Authorized Shares method), or alternatively, the value of the corporation (the Assumed Par Value method), whichever would impose a lesser tax. Covalent-Delaware would mostly likely pay under the Assumed Par Value method, which is based on the amount of total gross assets of the corporation. Under this method, Covalent-Delaware would have owed approximately $3,600 in franchise taxes for 2002, had it been incorporated in Delaware for the entire year. For actual 2002, the Company will pay a pro rata share of Nevada and Delaware franchise taxes if the Proposed Reincorporation is approved based upon the date upon which the Merger is completed.

Certain Federal Income Tax Considerations

   Subject to the limitations, qualifications and exceptions described in this section, it is expected that, for federal income tax purposes, no gain or loss will be recognized by the holders of shares of Covalent-Nevada Common Stock as a result of the consummation of the Proposed Reincorporation, and no gain or loss will be recognized by Covalent-Nevada or Covalent-Delaware. In addition, it is expected that each former holder of shares of Covalent-Nevada Common Stock will have the same aggregate tax basis in the shares of Covalent-Delaware common stock received by such person in the Proposed Reincorporation as such holder had in the shares of Covalent-Nevada Common Stock held by such person at the time of consummation of the Proposed Reincorporation, and such person's holding period with respect to such shares of Covalent-Delaware common stock will include the period during which such holder held the corresponding shares of Covalent-Nevada Common Stock, provided the latter were held by such person as capital assets at the time of the consummation of the Proposed Reincorporation.

   The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of Covalent-Nevada common stock exchanged in the Proposed Reincorporation equal to the difference between the stockholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the shares of Covalent-Delaware common stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Covalent-Delaware common stock received in the exchange would equal their fair market value on such date, and the stockholder's holding period for such shares would not include the period during which the stockholder held shares of Covalent-Nevada Common Stock. State, local, or foreign income tax consequences to stockholders may vary from the federal tax consequences described above.

   Stockholders should consult their own tax advisors as to the effect of the Proposed Reincorporation under applicable federal, state, local, or foreign income tax laws.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
      VOTE "FOR" THE PROPOSED REINCORPORATION AS DESCRIBED IN PROPOSAL 2.

               PROPOSAL 3--APPROVE AND ADOPT AN AMENDMENT TO THE
                     COMPANY'S CERTIFICATE OF INCORPORATION
                 TO AUTHORIZE 250,000 SHARES OF PREFERRED STOCK

Introduction

   On March 8, 2002, the Board voted to propose and recommend approval of an amendment to the Company's Certificate of Incorporation, attached as Appendix D hereto, to increase the authorized capital stock of the Company and to create a new class of authorized preferred stock, par value $0.001 per share (the "Preferred Stock"), consisting of 250,000 shares of Preferred Stock (the "Preferred Stock Amendment"). The Board also directed that the Preferred Stock Amendment be submitted to the stockholders at the Meeting. The Board will only effect the Preferred Stock Amendment if the Reincorporation Proposal is approved by the stockholders and the Company's state of incorporation is changed from Nevada to Delaware.

Vote Required For the Preferred Stock Amendment

   Approval of the Preferred Stock Amendment will require the affirmative vote of a majority of the outstanding shares of Common Stock as of the Record Date.

Description of New Class of Preferred Stock

   If the Preferred Stock Amendment is approved, the authorization of such Preferred Stock, called "blank check" preferred stock, would permit the Board to issue Preferred Stock from time to time in one or more series having such rights, preferences and other terms as the Board may determine in its discretion, without any further action or vote by the stockholders.

   The Board would be empowered to fix, among other things, the designation of and number of shares to comprise each series and the relative rights, preferences and privileges of shares of each series, including the dividends payable thereon, voting rights, conversion rights, the price and terms on which shares may be redeemed, the amounts payable upon such shares in the event of voluntary or involuntary liquidation and any sinking fund provisions for redemption or purchases of such shares. The Board would be required to make any determination to issue shares of Preferred Stock based on its judgment as to the best interests of the stockholders of the Company.

   The Company has no immediate plans to issue any shares of Preferred Stock; therefore the particular rights, preferences and other terms of the Preferred Stock subject to this proposal cannot be stated or predicted with accuracy.

   The proposed amendment may provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock.

Effect of the Preferred Stock on Stockholders

   It is not possible to state the effects of the proposed amendment upon the rights of the holders of Common Stock unless and until the Board determines the respective rights of the holders of one or more series of

Preferred Stock. However, the issuance of shares of Preferred Stock pursuant to the Board's authority described above may adversely affect the rights of the holders of Common Stock. Specifically, the effects of such issuance of Preferred Stock could include:

   . reduction of the amount otherwise available for payment of dividends on Common Stock, if any;

   . restrictions on dividends on Common Stock;

   . dilution of the voting power of Common Stock;

  . restrictions on the rights of holders of Common Stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of Preferred Stock; and

  .  other effects which could have a negative effect on the Common Stock.

   For example, Preferred Stock issued by the Company in the future may rank prior to the Common Stock as to dividend rights, liquidation preferences or both, may have full or limited voting rights, and may be convertible into shares of Common Stock. Accordingly, the issuance of shares of Preferred Stock in the future could decrease the amount of earnings and assets allocable to or available for distribution to holders of Common Stock and adversely affect the rights and powers, including voting rights of the Common Stock, and may discourage bids for the Common Stock or may otherwise adversely affect the market price of the Common Stock.

Possible Anti-Takeover Effects of the Preferred Stock

   In addition to financing purposes, the Company could issue shares of Preferred Stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of the Board, this action will be in the best interests of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares also could be privately placed with purchasers who might align themselves with the Board in opposing such action. In addition, the Board could authorize holders of a series of Preferred Stock to vote either separately as a class, or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of such entity or person not to be in the best interests of the stockholders of the Company.

   While it may be deemed to have potential anti-takeover effects, the Board is proposing the authorization of the Preferred Stock to increase its financial flexibility, and not to address any imminent takeover threat.

No Dissenters' or Appraisal Rights

   Under Delaware corporate law, stockholders of the Company will not be entitled to exercise dissenters' rights or to demand appraisal and payment for their shares in connection with the authorization of the Preferred Stock.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PREFERRED STOCK AMENDMENT AS DESCRIBED IN PROPOSAL 3.

                       PROPOSAL 4--APPROVAL AND ADOPTION
                  OF THE COMPANY'S 2002 EQUITY INCENTIVE PLAN

   In March 2002, the Board unanimously adopted a new stock option and restricted share plan, the Covalent Group, Inc. 2002 Equity Incentive Plan (the "Plan"). The Company is seeking shareholder approval in order to satisfy the requirements under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") with respect to incentive stock options to the extent such options are granted under the Plan and the requirements for performance-based compensation under Section 162(m) of the Code. Under the Plan, rights to acquire shares of common stock may be structured as:

  .  options intended to qualify as incentive stock options, or ISOs, under
     Section 422(b) of the Internal Revenue Code;

  .  non-qualified stock options, or NSOs; or

  .  sales or grants of restricted shares.

   The Company can grant option and restricted share awards under the Plan to its employees, directors, consultants and advisors.

   On March 8, 2002, the Board adopted the Plan and reserved for issuance up to 1,000,000 shares of common stock upon the exercise of stock options or the grant of restricted shares under the Plan. Stock options are a vital component of employment compensation packages that the Company can offer to attract high-caliber individuals. The Board adopted the Plan to ensure that the Company can compete effectively in its recruitment efforts, and create incentives for the retention of its employees, by granting stock options and restricted shares to employees.

   The Plan provides an overall limit of 10% of the shares authorized for issuance under the plan for the shares of common stock that may be awarded as restricted shares. Additionally, the aggregate number of options and restricted shares that may be granted under the Plan to any one person is limited to 500,000 shares, subject to proportionate adjustment for changes in capitalization.

   A copy of the Plan can be found at the end of this proxy statement as Appendix E.

Description of Plan

   The Plan may be administered by the Board or by a committee of the Board. Currently, the Compensation Committee of the Board is authorized to administer the Plan. Subject to the terms of the Plan, the Compensation Committee has the authority to:

  . determine the persons to whom options or restricted shares will be awarded and the number of shares to be covered by each award;

  . determine the exercise price per share subject to a stock option and/or the purchase price for restricted shares, if any;

  . determine the time or times within which restricted shares may be subject to forfeiture and all other conditions of such awards;

  .  prescribe, amend and rescind rules and regulations relating to the Plan;

  . determine the conditions which must be satisfied in order for an option to vest and become exercisable and/or for the restrictions on restricted shares to lapse;

  . accelerate the vesting or exercise date of any option and/or waive, in whole or in part, any or all remaining restrictions on any restricted shares; and

  . interpret the Plan and any agreement entered into with respect to an award.

   The Plan provides that the Compensation Committee must establish an exercise price for ISOs that is equal to the fair market value per share of the common stock at the date of grant and NSOs that may be more than, less than or equal to such fair market value. The option exercise price must be paid in full at the time the notice of exercise of the option is delivered to the Company and must be tendered in cash, or by personal or certified check. The Compensation Committee has the discretion to permit a participant to exercise by delivering a combination of shares and cash.

   Pursuant to the Plan, options can be granted with expiration dates as determined by the Compensation Committee; provided, however, that the expiration date may not be more than 10 years after the date of grant. The aggregate number of options which may be granted under the Plan to any one person is limited to 500,000 shares, subject to proportionate adjustment for changes in capitalization. Options vest upon satisfaction of vesting conditions, which may include completion of specified periods of service, attainment of performance goals, or other conditions specified by the Compensation Committee. However, if ISOs are granted to persons owning more than 10% of the voting stock, the exercise price may not be less than 110% of the fair market value per share at the date of grant, and the term of the ISOs may not exceed five years.

   Generally, if a participant is an employee or director and the participant's relationship with the Company ceases for any reason, other than termination for cause, death or disability, the participant may exercise options that are then vested within the three-month period following the end of the relationship. Options may terminate or expire sooner, however, by their terms. If the participant commences competitive employment within the three-month period, all unexercised options will terminate immediately. If a participant is an advisor or consultant, termination of the relationship with the Company does not cause acceleration of the expiration of the option. However, if the advisor or consultant violates the terms of a non-competition covenant in an agreement that he or she may have with the Company, all unexercised options will terminate immediately.

   If a participant's relationship with the Company ends due to disability or death, the option may be exercised by the participant or executor, as appropriate, for a period of 12 months from the date of termination. However, if the relationship ends because of a disability, unexercised options will terminate if a participant who is an employee or director commences competitive employment or service or, in the case of a consultant or advisor, violates the terms of his or her non-competition covenant, in the 12-month period following termination. If a participant is terminated for cause, all unexercised options are forfeited, including options that have been exercised but for which no share certificates have been issued, provided that the Company must refund the exercise price paid by the participant.

   Restricted shares may be issued either alone or in addition to other awards granted under the Plan. The provisions of restricted share awards need not be the same with respect to each participant. The Compensation Committee may require participants to pay for their restricted shares, and a specific method of payment, including the use of cash, or a personal or certified check, may be required. If the Compensation Committee approves, the participant also may elect to purchase restricted shares using a combination of shares and cash. After the Compensation Committee authorizes an award, the recipient of restricted shares must execute an award agreement which states the terms and conditions of the award. A share certificate will be issued in connection with each award of restricted shares. This certificate will bear a legend marking the shares as restricted shares and will be held in custody by the Company or an escrow agent until the restrictions on the award have lapsed.

   During the restriction period set by the Compensation Committee, the participant will not be permitted to transfer or encumber the restricted shares. The participant will be entitled to vote and to receive any cash dividends with respect to restricted shares. Dividends paid in the form of securities will be subject to the same conditions as the restricted shares with respect to which they were paid. Unless there is a forfeiture of the restricted shares, a change of control of the Company, or a waiver of the restrictions, the restrictions on restricted shares generally lapse in accordance with the conditions stipulated in the award agreement, which may include continued employment, engagement or service of the participant for a specified time period, attainment of specific performance goals, or any other factor that the Compensation Committee selects.

Forfeitures occur during the restriction period either when the participant's relationship with the Company is terminated for any reason, if specified performance goals are not attained, or if the Company and the participant agree to the forfeiture. Under certain circumstances, forfeitures also occur when there is a change of control. Participants will receive a refund of their purchase price if they paid for the restricted shares that were forfeited.

   When the restrictions on restricted shares lapse, the certificates for the restricted shares will be replaced by new certificates that do not bear a restrictive legend. These new certificates will be delivered to the participant subject to the terms of the Plan.

   The Plan also has provisions that take effect if the Company experiences a change of control. As used in the Plan, a change of control means:

  . the acquisition in one or more transactions by any person of beneficial ownership of 25% or more of the combined voting power of the Company's then outstanding voting securities excluding voting securities acquired directly from the Company;

  .  the approval by stockholders of the Company of:

   . a merger, reorganization or consolidation involving the Company if the stockholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent of the combined voting power of the outstanding voting securities of the Company resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the voting securities outstanding immediately before such merger, reorganization or consolidation;

   .  a complete liquidation or dissolution of the Company; or

   . an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

  . acceptance by stockholders of the Company of shares in a share exchange if the stockholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the voting securities outstanding immediately before such share exchange.

   If a change of control occurs and the Plan is not continued by a successor corporation, and if the participants do not receive substantially equivalent, substituted stock options or restricted shares in a successor corporation, then the Plan will be terminated. In this case, all of the participants, employees or members of the Board, unvested options shall vest and be fully and immediately exercisable and restrictions on restricted shares shall lapse and the shares become nonforfeitable.

   If a change of control occurs and the Plan is continued by a successor corporation, or if the participants receive substantially equivalent, substituted options or restricted shares in a successor corporation, then for participants who are employees or members of the Board shall vest as follows:

  . if at the time of the change of control, the participant is a member of the management team or is a Board member and is not offered substantially equivalent employment with the successor corporation, both in terms of duties and compensation, then, in the manner described above, unvested options will become fully vested and the restrictions on restricted shares will lapse; and

  . if any participant, without regard to such participant's title, is offered substantially equivalent employment with the successor corporation, both in terms of duties and compensation, then his or her options will not be subject to accelerated vesting and the restrictions on his or her restricted shares will not lapse. If that participant's employment with the successor corporation is terminated during the six month period following the change of control, however, then any unvested options will vest and the restrictions on all restricted shares will lapse in the manner described above.

   The Board may suspend, amend or terminate the Plan. However, stockholder approval must be obtained for amendments that would:

  . increase the number of shares which are reserved for the issuance of options or restricted shares under the Plan; or

  . permit the granting of options to a class of employees other than those presently permitted to receive options under this Plan.

Federal Tax Consequences

   The following is a brief description of the federal income tax consequences of stock options and restricted shares that may be granted under the Plan under present tax laws. The following description does not address all of the tax consequences that may be applicable to the Company or to any particular participant. In addition, the discussion does not address foreign, state or local taxes, nor does it address federal taxes other than federal income tax. The discussion is based upon applicable statutes, regulations, case law, and administrative interpretations in effect as of the date of this proxy statement.

   Incentive Stock Options. There are no federal income tax consequences to either the participant or the Company upon the grant of an ISO. Upon a sale of the shares obtained from the exercise of an ISO, the participant will recognize a long-term capital gain (or loss) measured by the excess (or deficit) of the amount realized from such sale over the option price of such shares, but no deduction will be allowed to the Company, if the following holding period requirement is satisfied:

  . the participant does not dispose of the shares within two years from the date the ISO was granted; or

  . the participant does not dispose of the shares within one year from the date the shares were issued to the participant.

   If a participant disposes of shares before the holding period requirement is satisfied, the participant will recognize ordinary income in the year of disposition, and the Company will be entitled to a corresponding deduction, in an amount equal to the lesser of:

  . the excess of the fair market value of the shares on the date of exercise over the option price of the shares; or

  . the excess of the amount realized from such disposition over the option price of the shares.

   Where shares are sold before the holding period requirement is satisfied, the participant will also recognize a capital gain to the extent that the amount realized from the disposition of the shares exceeds the fair market value of the shares on the date of exercise. Upon exercise of an ISO, the excess, if any, of the fair market value over the exercise price will be an item of tax preference for purposes of the participant's alternative minimum tax.

   Non-Qualified Stock Options. There are no federal income tax consequences to either the participant or to the Company upon the grant of an NSO. Upon the exercise of an NSO, the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of each share on the date of exercise over the option price, and the Company generally will be entitled to a federal income tax deduction in the same amount.

   In general, if previously owned shares are used to pay the exercise price of options, the participant's tax basis and holding period of such previously owned shares will be carried over to the equal number of shares received on exercise. The fair market value of any additional shares received upon the exercise of an option will be recognized by the participant as ordinary income. The tax basis of the additional shares will be equal, in the aggregate, to the ordinary income recognized by the participant. The holding period will begin on the day after the tax basis of the shares is determined. However, if the previously owned shares had been acquired on the exercise of an ISO and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disposition of such previously owned shares resulting in the recognition of ordinary income as described above.

   Restricted Shares. Unless the participant elects to recognize income at the time of an award of restricted shares, the participant will not recognize taxable income until the shares are no longer subject to a substantial risk of forfeiture. The participant's recognized income will equal the amount that the fair market value of such shares--measured at the time of grant if an election is made, or otherwise at the time the restrictions lapse or are removed-- exceeds any sum paid for such shares (the "bargain element"). The Company will generally be entitled to a deduction in the same amount, and in the same year as the participant of restricted shares has income. The Company will comply with all applicable withholding requirements with respect to such income.

   The aforementioned election allows the participant to recognize the bargain element as income in the year of the award (as opposed to when the restrictions lapse or are removed) by making an election with the Internal Revenue Service within 30 days after the award is made. If the participant subsequently forfeits the restricted shares, the participant would not be entitled to any tax deduction for the value of the shares on which the participant previously paid tax. Dividends received by a participant on restricted shares during the restriction period are taxable to the participant as ordinary compensation income and will be deductible by the Company unless the aforementioned election is made, rendering dividends taxable as dividends and nondeductible.

   Special rules apply if a participant uses previously owned shares to pay for restricted shares, but, in general, the participant's tax basis and holding period of such previously owned shares will be carried over to the equal number of restricted shares for which a purchase price is paid in the form of previously owned shares.

Option Grants

   No options or awards have been granted under the Plan. The future benefits or amounts that would be received under the Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

   During the calendar year 2001, the following persons or groups received options under the Company's 1996 Stock Incentive Plan: (i) the Named Executive
Officers: Dr. Borow 50,000 shares, Dr. Dickson 100,000 shares; Mr. Delikat 18,000 shares, and Dr. Cappola, 2,500 shares, Dr. Hall and Ms. Spear did not receive any grants in 2001; (ii) all current executive officers of the Company as a group: 168,000 shares; (iii) all current directors who are not executive officers as a group: 165,000; and (iv) all current employees, who are not executive officers, as a group: 560,400 shares. As of April 16, 2002, the Company's preexisting stock option plans have 153,756 shares remaining available for issuance.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                  VOTE "FOR" THE APPROVAL AND ADOPTION OF THE
             2002 EQUITY INCENTIVE PLAN AS DESCRIBED IN PROPOSAL 4.

                   PROPOSAL 5--RATIFICATION OF SELECTION OF
              DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT
           PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2002

   Subject to stockholder ratification, the Board intends to appoint Deloitte & Touche LLP as its independent public accountants for the year ending December 31, 2002. One or more members of Deloitte & Touche LLP are expected to be present at the Meeting, and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

   The following additional information is provided as required by the Securities and Exchange Commission:

Fees billed to the Company by Deloitte & Touche LLP during 2001

 Audit Fees:

   Audit fees billed to the Company by its public accountants, Deloitte & Touche LLP, during the Company's 2001 fiscal year for review of the Company's annual report on Form 10-KSB and its quarterly reports on Form 10-QSB, including the financial statements included in those reports, totaled $164,200.

 Financial Information Systems Design and Implementation Fees:

   The Company did not engage Deloitte & Touche LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

 All Other Fees:

   Fees billed to the Company by Deloitte & Touche LLP during the Company's 2001 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $25,629.

           THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
      RATIFICATION OF THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS
                          AS DESCRIBED IN PROPOSAL 5

 Stockholder Proposals for 2003 Annual Meeting

   Any stockholder proposal intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Company at its office in Wayne, Pennsylvania on or before January 6, 2003 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

   With respect to stockholder proposals brought before the 2003 Annual Meeting of Stockholders that are not included in the Company's proxy statement relating to such meeting, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if the stockholder does not give the Company notice of such matter by March 6, 2003.

 Expenses of Solicitation

   The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically, by facsimile or via electronic mail through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

   PLEASE DATE AND SIGN THE ENCLOSED PROXY THAT IS BEING SOLICITED BY THE BOARD OF DIRECTORS AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.

                                          By order of the Board of Directors

                                                  /s/ David Weitz
                                          _____________________________________
                                                      David Weitz,
                                                        Secretary

Appendix A--Form of Agreement and Plan of Merger

Appendix B--Certificate of Incorporation of Covalent-Delaware

Appendix C--Form of Covalent-Delaware Bylaws

Appendix D--Form of Certificate of Amendment to Certificate of
 Incorporation of Covalent-Delaware

Appendix E--2002 Equity Incentive Plan

                                                                      APPENDIX A

                                    FORM OF

                          AGREEMENT AND PLAN OF MERGER

   THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made as of this
day of      , 2002, by and between Covalent Group, Inc., a Nevada corporation
(the "Nevada Corporation"), and Covalent Group (Delaware), Inc., a Delaware corporation (the "Delaware Corporation").

                              W I T N E S S E T H:

   WHEREAS, the Nevada Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and on the date of this Agreement has authority to issue twenty-five million (25,000,000) shares of common stock, par value $0.001 per share (the "Nevada Common Stock"), of which [12,250,750] shares are issued and outstanding;

   WHEREAS, the Delaware Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has authority to issue twenty-five million (25,000,000) shares of common stock, par value $0.001 per share (the "Delaware Common Stock"), of which 1,000 shares are issued and outstanding and owned by the Nevada Corporation;

   WHEREAS, the respective Boards of Directors of the Nevada Corporation and the Delaware Corporation have determined that, for purposes of effecting the reincorporation of the Nevada Corporation in the State of Delaware, it is advisable, to the advantage of and in the best interests of the Delaware Corporation and its stockholder and the Nevada Corporation and its stockholders that the Nevada Corporation merge with and into the Delaware Corporation upon the terms and subject to the conditions herein provided;

   WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the merger described herein to qualify as a reorganization under the provisions of Section 368 of the Code; and

   WHEREAS, the respective Boards of Directors of the Nevada Corporation and the Delaware Corporation and the stockholder of the Delaware Corporation have unanimously adopted and approved this Agreement, and the Board of Directors of the Nevada Corporation has directed that this Agreement be submitted to the stockholders of the Nevada Corporation for their consideration;

   NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the Nevada Corporation and the Delaware Corporation hereby agree as follows:

   1. Merger. Subject to the approval of the stockholders of the Nevada Corporation in accordance with the Nevada Revised Statutes (the "NRS"), at such time thereafter as the parties hereto shall mutually agree, the Nevada Corporation shall be merged with and into the Delaware Corporation (the "Merger"), and the Delaware Corporation shall be the surviving company (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall be effective upon (a) the filing of this Agreement together with Articles of Merger (the "Articles of Merger") with the office of the Secretary of State of the State of Nevada in accordance with the provisions of Chapter 92-A of the NRS; and (b) the filing of a duly certified counterpart of this Agreement and a duly executed Certificate of Merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the Delaware General Corporation Law (the "DCGL"); the date and time of the later of such filings being hereinafter referred to as the "Effective Date." Immediately following the due approval of the Merger by the stockholders of the Nevada Corporation, subject to the provisions of this Agreement, the Articles of Merger shall be duly executed by the Delaware Corporation and the Nevada Corporation and thereafter delivered to the office of the Secretary of

State of the State of Nevada, as provided in Chapter 92-A of the NRS, and the Certificate of Merger shall be duly executed by the Delaware Corporation and the Nevada Corporation and thereafter delivered to the office of the Secretary of State of Delaware, pursuant to Section 251 of the DGCL.

   2. Governing Documents.

   a. The Certificate of Incorporation of the Delaware Corporation, a copy of which is attached hereto as Exhibit A, shall be the Certificate of Incorporation of the Surviving Corporation, except that the name of the Surviving Corporation shall be changed to Covalent Group, Inc. and Article I of the Certificate of Incorporation shall be amended to read in its entirety as follows:

   "The name of this corporation is Covalent Group, Inc."

   b. The By-Laws of the Delaware Corporation, a copy of which is attached hereto as Exhibit B, shall be the By-Laws of the Surviving Corporation.

   3. Officers and Directors. The directors of the Nevada Corporation immediately prior to the Effective Date shall be the directors of the Surviving Corporation and the officers of the Nevada Corporation immediately prior to the Effective Date shall be the officers of the Surviving Corporation. Such directors and officers will hold office from the Effective Date until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and By-Laws of the Surviving Corporation, as the same may be lawfully amended, or as otherwise provided by law.

   4. Succession. As of the Effective Date, the separate existence of the Nevada Corporation shall cease and the Nevada Corporation shall be merged with and into the Delaware Corporation, and the name of the Surviving Corporation shall be Covalent Group, Inc. The Surviving Corporation shall have all of the rights, privileges, immunities and powers and be subject to all of the duties and liabilities granted or imposed by Section 259 of the DGCL.

   5. Further Assistance. From and after the Effective Date, as and when required by the Delaware Corporation or by its successor and assigns, there shall be executed and delivered on behalf of the Nevada Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Delaware Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, power, franchises and authority of the Nevada Corporation, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Delaware Corporation are fully authorized in the name and on behalf of the Nevada Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

   6. Capital Stock. At the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of Nevada Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of Delaware Common Stock.

   7. Outstanding Stock of the Delaware Corporation. At the Effective Date, the 1,000 shares of the Delaware Common Stock presently issued and outstanding in the name of the Nevada Corporation shall be canceled and retired and resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of Delaware Common Stock shall be issued in respect thereof.

   8. Stock Certificates. From and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of Nevada Common Stock shall be deemed for all purposes to evidence ownership and to present the shares of Delaware Common Stock into which such shares of Nevada Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Delaware Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Delaware Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock evidenced by such outstanding certificates as above provided.

   9. Options. At the Effective Date, each outstanding option or other right to purchase shares of Nevada Common Stock, including options granted and outstanding under the 2002 Equity Incentive Plan, the 1996 Stock Incentive Plan, and the 1995 Employee Stock Option Plan (collectively, the "Nevada Option Plans"), shall, by virtue of the Merger and without any action on part of the holder thereof, be converted into and become an option or right to purchase the same number of shares of Delaware Common Stock at a price per share equal to the exercise price of the option or right to purchase Nevada Common Stock and upon the same terms and subject to the same conditions as set forth in the Nevada Option Plans and the agreements entered into by the Nevada Corporation pertaining to such options or rights. A number of shares of Delaware Common Stock shall be reserved for purposes of such options and rights equal to the number of shares of Nevada Common Stock so reserved immediately prior to the Effective Date. As of the Effective Date, the Delaware Corporation shall assume all obligations of the Nevada Corporation under agreements pertaining to such options and rights, including the Nevada Option Plans, and the outstanding options or other rights, or portions thereof, granted pursuant thereto.

   10. Validity of Delaware Common Stock. All shares of Delaware Common Stock into which Nevada Common Stock is to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall, when issued, be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to such Nevada Common Stock.

   11. Rights of Former Holders. From and after the Effective Date, no holder of certificates which evidenced Nevada Common Stock immediately prior to the Effective Date shall have any rights with respect to the shares formerly evidenced by those certificates, other than to receive the shares of Delaware Common Stock into which such Nevada Common Stock shall have been converted pursuant to the Merger.

   12. Covenants of the Delaware Corporation. The Delaware Corporation covenants and agrees that, effective not later than the Effective Date, it will
(a) qualify to do business as a foreign corporation in all states in which the Nevada Corporation is so qualified and in which failure so to qualify would have a material adverse effect on the business or financial condition of the Delaware Corporation and its subsidiaries, taken together as a whole, and, in connection therewith, shall irrevocably appoint an agent for service of process as required under applicable provisions of state law in the states in which qualification is required hereunder; and (b) file any and all documents with the Nevada Franchise Tax Board necessary to the assumption by the Delaware Corporation of all of the franchise tax liabilities of the Nevada Corporation.

   13. Condition. It shall be a condition precedent to the consummation of the Merger and the other transactions contemplated in this Agreement that the shares of Delaware Common Stock to be issued by Covalent Delaware shall, upon official notice of issuance, be listed on the Nasdaq SmallCap Market as of the Effective Date.

   14. Waiver and Amendment. At any time prior to the Effective Date and after approval and adoption of this Agreement by the stockholders of the Nevada Corporation, this Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of the Delaware Corporation and the Nevada Corporation to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Agreement without action by the respective stockholders of the parties, except that any (a) amendments to
Section 6, (b) amendments changing the terms, rights, powers or preferences of Delaware Common Stock or Delaware Preferred Stock, or (c) amendments altering any terms of this Agreement if such alteration would adversely affect the holders of the capital stock of the Nevada Company or the Delaware Company, must be approved by the holders of a majority of the Nevada Common Stock.

   15. Abandonment and Termination. At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Nevada Corporation or the Delaware Corporation or both, notwithstanding approval of this Agreement by the sole stockholder of the Delaware Corporation and the stockholders of the Nevada Corporation.

   16. Counterparts. In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

   17. Headings. The paragraph headings in the Agreement are intended principally for convenience and shall not, by themselves, determine rights and obligations of the parties to this Agreement.

   18. Third Parties. Except as provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   19. Governing Law. The Merger shall be governed by, and construed in accordance with the laws of the State of Delaware.

   20. Approval of Nevada Corporation as the Sole Stockholder of the Delaware Corporation. By its execution and delivery of this Agreement, the Nevada Corporation, as the sole stockholder of the Delaware Corporation, consents to, approves and adopts this Agreement and approves the Merger, subject to the approval and adoption of this Agreement by the holders of a majority of the shares of the Nevada Common Stock. The Nevada Corporation agrees to execute such instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement and Merger as the sole stockholder of the Delaware Corporation.

   IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of this day and year first above written.

                                          Covalent Group, Inc.

                                            ___________________________________
                                          By:
                                             Name:
                                             Title:

                                          Covalent Group (Delaware), Inc.

                                            ___________________________________
                                          By:
                                             Name:
                                             Title:

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                        COVALENT GROUP (DELAWARE), INC.

                                   ARTICLE I

   The name of the corporation is Covalent Group (Delaware), Inc.

                                   ARTICLE II

   The address of the corporation's registered office in the State of Delaware is 1209 Orange Street, in the city of Wilmington, County of New Castle. The name of the corporation's registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

   The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

   The total number of shares of all classes of stock which the corporation shall have authority to issue is 25,000,000 shares of Common Stock, $0.001 par value per share (the "Common Stock").

                                   ARTICLE V

   The name and mailing address of the incorporator is as follows:

                                Heather L. Reid
                            c/o Pepper Hamilton LLP
                                400 Berwyn Park
                                899 Cassatt Road
                             Berwyn, PA 19312-1183

                                   ARTICLE VI

   The corporation is to have perpetual existence.

                                  ARTICLE VII

   In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

   (A) The board of directors of the corporation is expressly authorized to adopt, amend or repeal the By-Laws of the corporation.

   (B) Elections of directors need not be by written ballot unless the By-Laws of the corporation shall so provide.

   (C) The books of the corporation may be kept at such place within or without the State of Delaware as the By-Laws of the corporation may provide or as may be designated from time to time by the board of directors of the corporation.

                                  ARTICLE VIII

   (A) No Personal Liability. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

   (B) Indemnification. Each person who is or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in the second paragraph hereof, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the corporation any expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

   If a claim under the first paragraph of this section is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

   The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Restated Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

   (C) The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

   (D) If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

   (E) Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection of any director, officer, employee or agent of the corporation existing at the time of such repeal or modification.

                                   ARTICLE IX

   The corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

   I, THE UNDERSIGNED, being the sole incorporator hereinabove named, for the purpose of forming a corporation pursuant to Delaware General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that said instrument is my act and deed and that the facts stated herein are true, and accordingly executed this Certificate of Incorporation as of April 16, 2002.

                                                    /s/ Heather L. Reid
                                          _____________________________________
                                                      Heather L. Reid
                                                       Incorporator

                                                                      APPENDIX C

                                 FORM OF BYLAWS
                                       OF
                        COVALENT GROUP (DELAWARE), INC.
                            (a Delaware Corporation)

                                   ARTICLE I

                            Offices and Fiscal Year

   Section 1.1. Offices. The Corporation may have an office or offices at such places as the Board of Directors may from time to time designate.

   Section 1.2. Fiscal Year. The fiscal year of the Corporation shall end on 31st day of December each year.

                                   ARTICLE II

                            Meeting of Stockholders

   Section 2.1. Annual Meetings. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

   (a) The Corporation shall hold annual meetings of stockholders on such date and at such time as shall be designated from time to time by the Board of Directors, the Chairman of the Board or the President. At each annual meeting, the stockholders shall elect, in accordance with Section 2.9 hereof, directors to serve until the next annual meeting of stockholders. The nomination of persons for election to the Board of Directors and the proposal of any other business to be transacted at an annual meeting may be made only (i) by or at the direction of the Board of Directors or (ii) by any stockholder who satisfies the qualifications set forth in Section (b) hereof and gives notice in accordance with the procedures set forth in Section (b) hereof. Only persons thereby nominated shall be eligible to serve as directors and only business thereby proposed shall be transacted at an annual meeting. The presiding officer of the annual meeting shall determine whether a nomination or any proposal of business complies or complied with this ARTICLE II.

   (b) Except as otherwise provided by law (including but not limited to Rule 14a-8 of the Securities and Exchange Act of 1934, as amended or any successor provision thereto (the "Exchange Act")), or in these bylaws, or except as permitted by the presiding officer of the meeting in the exercise of such officer's sole discretion in any specific instance, the business which shall be conducted at any meeting of the stockholders shall (a) have been specified in the written notice of the meeting (or any supplement thereto) given by the Corporation, or (b) be brought before the meeting at the direction of the Board of Directors or the presiding officer of the meeting, or (c) have been specified in a written notice (a "Stockholder Meeting Notice") given to the Corporation, in accordance with all of the requirements set forth below in this Section (b), by or on behalf of any stockholder who shall have been a stockholder of record on the date of giving such notice and on the record date for such meeting and who shall continue to be entitled to vote at such meeting through the date of such meeting. Each Stockholder Meeting Notice must be delivered to the Secretary at the principal executive offices of the Corporation in accordance with this Section (b). The Stockholder Meeting Notice must be received by the Secretary not less than ninety (90) days nor more than one-hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, the stockholder must deliver such Stockholder Meeting Notice not earlier than the one-hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. The Stockholder Meeting Notice must set forth: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, whether or not the Corporation is then subject to Section 14(a) of the Exchange Act, (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Section 14(a) of the Exchange Act, (b) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (c) a description of all arrangements or understandings among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which a nomination or nominations are to be made by the stockholder; (ii) as to any other business that the stockholder proposes to transact at the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting the business at the meeting and any material interest in the business of the stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of the stockholder, as they appear on the Corporation's books, and of such beneficial owner, the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner and a representation that the stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting; and (vi) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the candidate or candidates for election to the Board of Directors or to present the proposal to be brought before the meeting. The presiding officer of the meeting may refuse to consider any business that shall be brought before any meeting of stockholders of the Corporation otherwise than as provided in this Section (b).

   (c) For purposes of this Section 2.1, a "public announcement," means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service, in a document publicly filed with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act (or their successor provisions), or in a notice of meeting or proxy statement mailed generally to the Corporation's stockholders. In giving notice under this Section 2.1, a stockholder must also comply with state law and the Exchange Act. Nothing in this Section 2.1 shall be deemed to affect the rights of a stockholder to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 (or its successor provision) under the Exchange Act.

   Section 2.2. Special Meetings. Special meetings of the stockholders may be called at any time by the President, by resolution of the Board of Directors, or at the request in writing of stockholders of record owning fifty percent (50%) in amount of capital stock outstanding and entitled to vote. Special meetings shall be at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice relating to such meeting (or to the purposes for which the meeting is called if such notice is waived or is not required as provided in the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") or these bylaws); provided, however, that whenever the language of a proposed resolution is included in a written notice of a special meeting of stockholders required to be given under these bylaws, the meeting considering the resolution may without further notice adopt it with such clarifying or other amendments as do not enlarge its original purpose. In the case of a special meeting of stockholders called for the purpose of electing directors, nominations may be made only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of record who delivers to the Secretary, no later than the tenth day following the day on which public announcement of the special meeting is made, a notice that complies with and is delivered in accordance with Section Section 2.1(b) hereof.

   Section 2.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given by, or at the direction of, the Secretary or other authorized person that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation or these bylaws, the written notice of any meeting shall be given not less than ten (10) nor more than sixty
(60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If the Secretary neglects or refuses to give notice of a meeting, the person or persons calling the meeting may do so.

   Section 2.4. Waivers of Notice. Whenever the giving of any notice is required by statute, the certificate of incorporation or these bylaws, a waiver thereof, in writing and delivered to the Secretary, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the stockholder attends such meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need by specified in any written waiver of notice or any waiver by the electronic transmission.

   Section 2.5. Participation in Meetings of Stockholders. Subject to the applicable provisions of the Delaware General Corporation Law, stockholders (or proxy holders) not physically present at a meeting of stockholders may, by means of remote communication, participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication.

   Section 2.6. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

   Section 2.7. Quorum. Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 2.6 hereof until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. Subject to any limitations contained in the laws of the State of Delaware, the stockholders present at a duly organized meeting can continue to do business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

   Section 2.8. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

   Section 2.9. Voting; Proxies.

   (a) Except as otherwise provided by or pursuant to the provisions of the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one (1) vote for each share of stock held by such stockholder which has voting power upon the matter in question. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, as otherwise provided by law or pursuant to any regulation applicable to the Corporation, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon.

   (b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy pursuant to this Section (b), the following shall constitute a valid means by which a stockholder may grant such authority:

     (1) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

     (2) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission; provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

   Section 2.10. Voting Rights of Fiduciaries. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote (in person or by proxy), unless in the transfer by the pledgor on the books of the Corporation such person has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or such pledgee's proxy, may represent such stock and vote thereon.

   Section 2.11. Voting by Joint Holders of Shares. If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one votes, such person's act binds all; (b) if more than one vote, the act of the majority so voting binds all; (c) if more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by the

Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

   Section 2.12. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (ii) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (b) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

   Section 2.13. List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

   Section 2.14. Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

   Section 2.15. Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

   Section 2.16. Minors as Security Holders. The Corporation may treat a minor who holds shares of stock or obligations of the Corporation as having capacity to receive and to empower others to receive dividends, interest, principal and other payments or distributions, to vote or express consent or dissent and to make elections and exercise rights relating to such shares of stock or obligations unless, in the case of payments or distributions on shares, the corporate officer responsible for maintaining the list of stockholders or the transfer agent of the Corporation or, in the case of payments or distributions on obligations, the treasurer or paying officer or agent has received written notice that the holder is a minor.

   Section 2.17. Stockholder Action Without Meeting. Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders may be taken without a meeting, without prior written notice and without a vote, if a consent in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III

                               Board of Directors

   Section 3.1. Management. The property and business of the Corporation shall be managed by or under the direction of its Board of Directors, consisting of not less than three (3) nor more than seven (7) directors, as determined from time to time by resolution of the Board of Directors.


   Section 3.2. Number and Term. Within the limits set forth in these bylaws, the number of directors shall be determined from time to time by resolution of the Board of Directors. Once elected or chosen, a director shall hold office until the next annual meeting of stockholders and until the director's successor is elected and qualified or until the director dies, resigns or is removed; provided, however, that if the Board of Directors decreases the number of directors constituting the whole Board of Directors and designates a particular directorship to be eliminated due to the decrease, a director in the eliminated directorship shall cease to hold office after the next election of directors, unless the director is nominated and elected to another directorship on the Board of Directors.

   Section 3.3. Vacancies. Vacancies, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each person so selected shall be a director to serve until the next annual meeting of stockholders, and until a successor has been selected and qualified or until his or her earlier death, resignation or removal. When one or more directors resigns from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section 3.3 in the filling of other vacancies.

   Section 3.4. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the certificate of incorporation or as otherwise may be provided in the Delaware General Corporation Law.

   Section 3.5. Place of Meetings. Meetings of the Board of Directors may be held at such place within or without the State of Delaware as the Board of Directors may from time to time appoint or as may be designated in the notice of the meeting.

   Section 3.6. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as shall be designated from time to time by resolution of the Board of Directors. Notice of a regular meeting of the Board of Directors need not be given. Neither the business to be transacted at, nor the purpose of, any regular meeting of the Board of Directors need be specified in a notice of the meeting.

   Section 3.7. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Chairman, the President or by two or more of the directors. Notice of every special meeting of the Board of Directors shall be given to each director by telephone or in writing at least twenty-four
(24) hours (in the case of notice by telephone or facsimile transmission) or forty-eight (48) hours (in the case of notice by telegraph, courier service or express mail) or five (5) days (in the case of notice by first class mail) before the time at which the meeting is to be held. Every such notice shall state the time and place of the meeting, which may be held within or without the State of Delaware. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in a notice of the meeting.

   Section 3.8. Presence at Meetings. Members of the Board of Directors may participate in a meeting of the Board of Directors by any communication by means of which all participating directors can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

   Section 3.9. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board of Directors. The action must be evidenced by one (1) or more written consents describing the action taken, signed by each director, and delivered to the Corporation for inclusion in the minute book.

   Section 3.10. Quorum; Vote Required. A majority of the directors shall constitute a quorum, but a smaller number may adjourn from time to time, without further notice, until a quorum is secured. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

   Section 3.11. Waiver of Notice of Meeting. A director may waive any notice required by statute, the certificate of incorporation or these bylaws before or after the date and time (i) stated in the notice or (ii) of the meeting. Except as set forth below, the waiver must be in writing, signed by the director entitled to the notice, and delivered to the Corporation for inclusion in the minute book. Notwithstanding the foregoing, a director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

   Section 3.12. Removal. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

   Section 3.13. Compensation. The Board of Directors shall have the authority to fix the compensation of directors for their services as directors and a director may be a salaried officer of the Corporation.

                                   ARTICLE IV

                                   Committees

   Section 4.1. Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate an executive committee and one or more other committees each to consist of one (1) or more of the directors of the Corporation. The executive committee, if so designated, shall exercise all other powers of the Board of Directors between the meetings of said Board of Directors, subject to the limitations on the power and authority of committees of the Board of Directors set forth in
Section 4.4 hereof.

   Section 4.2. Alternate Committee Members. The Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purposes of any written action by the committee. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another Director to act at the meeting in the place of the absent or disqualified member.

   Section 4.3. Term. Each committee of the Board of Directors shall serve at the pleasure of the Board of Directors.

   Section 4.4. Power. No committee of the Board of Directors shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval; (ii) adopt, amend or repeal any of these bylaws; (iii) fill vacancies in the Board of Directors; (iv) amend or repeal of any resolution of the Board of Directors that by its terms is amendable or repealable only by the Board of Directors; and (ix) act on matters committed by a resolution of the Board of Directors to another committee of the Board of Directors.

   Section 4.5. Meeting. The executive committee and such other committees shall meet at stated times or on notice to all by any of their own number. They shall fix their own rules of procedure.

   Section 4.6. Other Powers. Such other committees shall have and may exercise the powers of the Board of Directors to the extent as provided in such resolution or resolutions.

                                   ARTICLE V

                                    Officers

   Section 5.1. Officers Generally.

   (a) Number, Qualifications and Designation. The officers of the Corporation shall be a President, a Secretary and a Treasurer. The Board of Directors may also appoint a Chairman of the Board, one or more Vice Presidents, and such other officers as may be elected in accordance with the provisions of Section
5.3 hereof. Officers may but need not be directors or stockholders of the Corporation. Any number of offices may be held by the same person.

   (b) Bonding. The Corporation may secure the fidelity of any or all of its officers by bond or otherwise.

   Section 5.2. Election, Term of Office and Resignations.

   (a) Election and Term of Office. The officers of the Corporation, except those elected by delegated authority pursuant to Section 5.3 hereof, shall be elected annually by the Board of Directors, and each such officer shall hold office for a term of one year and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

   (b) Resignations. Any officer may resign at any time upon written notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as may be specified in the notice of resignation.

   Section 5.3. Subordinate Officers, Committees and Agents. The Board of Directors may from time to time elect such other officers and appoint such committees, employees or other agents as the business of the Corporation may require, including one or more Assistant Secretaries, and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws, or as the Board of Directors may from time to time determine. The Board of Directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof, and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

   Section 5.4. Removal of Officers and Agents. Any officer or agent of the Corporation may be removed by the Board of Directors with or without cause and any other officer or agent appointed by a person to whom the authority to appoint each officer or agent has been delegated pursuant to Section 5.3 hereof may be removed by such person with or without cause. The removal shall be without prejudice to the contract rights, if any, of any person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

   Section 5.5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause, may be filled by the Board of Directors or by the officer or committee to which the power to fill such office has been delegated pursuant to Section 5.3 hereof, as the case may be, and if the office is one for which these bylaws prescribe a term, shall be filled for the unexpired portion of the term.

   Section 5.6. Authority. All officers of the Corporation, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided by or pursuant to resolutions or orders of the Board of Directors or, in the absence of controlling provisions in the resolutions or orders of the Board of Directors, as may be determined by or pursuant to these bylaws.

   Section 5.7. The Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may from time to time be requested by the Board of Directors.

   Section 5.8. The President. The President shall be the chief executive officer of the Corporation, and shall have general supervision over the business and operations of the Corporation, subject however, to the control of the Board of Directors. In the absence of the Chairman of the Board, the President shall preside at all meetings of the stockholders and of the Board of Directors. The President shall sign, execute, and acknowledge, in the name of the Corporation, deeds, mortgages, bonds, contracts or other instruments, authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors, or by these bylaws, to some other officer or agent of the Corporation; and, in general, shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned by the Board of Directors.

   Section 5.9. The Vice Presidents. The Vice Presidents shall perform such duties as from time to time may be assigned to them by the Board of Directors or the President.

   Section 5.10. The Secretary. The Secretary or an Assistant Secretary shall attend all meetings of the stockholders and of the Board of Directors and all committees thereof and shall record all the votes of the stockholders and of the directors and the minutes of the meetings of the stockholders and of the Board of Directors and of committees of the Board of Directors in a book or books to be kept for that purpose; shall see that notices are given and records and reports properly kept and filed by the Corporation as required by law; shall be the custodian of the seal of the Corporation and see that it is affixed to all documents to be executed on behalf of the Corporation under its seal; and, in general, shall perform all duties incident to the office of Secretary, and such other duties as from time to time may be assigned by the Board of Directors or the President.

   Section 5.11. The Treasurer. The Treasurer or an Assistant Treasurer shall have or provide for the custody of the funds or other property of the Corporation; shall collect and receive or provide for the collection and receipt of moneys earned by or in any manner due to or received by the Corporation; shall deposit all funds in his or her custody as Treasurer in such banks or other places of deposit as the Board of Directors may from time to time designate; shall, whenever so required by the Board of Directors, render an account showing all transactions as Treasurer, and the financial condition of the Corporation; and, in general, shall discharge such other duties as from time to time may be assigned by the Board of Directors or the President.

   Section 5.12. Salaries. The salaries of the officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors, by such committee thereof or by such officer as may be designated by resolution of the Board of Directors. The salaries or other compensation of any other officers, employees and other agents shall be fixed from time to time by the officer or committee to which the power to elect such officers or to retain or appoint such employees or other agents has been delegated pursuant to Section 5.3 hereof. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that the officer is also a director of the Corporation.

                                   ARTICLE VI

                                     Stock

   Section 6.1. Certificates of Stock. Certificates of stock shall be signed by the Chairman, the President or a Vice President and either the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary. The share certificates of the Corporation shall be numbered and registered in the share register or transfer books of the Corporation as they are issued. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer, transfer agent or registrar because of death, resignation or otherwise, before the certificate is issued, the certificate may be issued with the same effect as if the officer, transfer agent or registrar had not ceased to be such at the date of its issue. The provisions of this Section 6.1 shall be subject to any inconsistent or contrary agreement in effect at the time between the Corporation and any transfer agent or registrar.

   Section 6.2. Form of Certificates. Certificates for shares of stock in the Corporation shall be in such form as approved by the Board of Directors, and shall state that the Corporation is incorporated under the laws of the State of Delaware, the name of the person to whom issued, and the number and class of shares and the designation of the series (if any) that the certificate represents. If the Corporation is authorized to issue shares of more than one class or series, certificates for shares of the Corporation shall set forth upon the face or back of the certificate (or shall state on the face or back of the certificate that the Corporation will furnish to any shareholder upon request and without charge), a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the Board of Directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation.

   Section 6.3. Share Register. The share register or transfer books and blank share certificates shall be kept by the Secretary or by any transfer agent or registrar designated by the Board of Directors for that purpose.

   Section 6.4. Lost or Destroyed Certificates. If a certificate of stock be lost or destroyed, another may be issued in its stead upon proof of loss or destruction and the giving of a satisfactory bond of indemnity in an amount sufficient to indemnify the Corporation against any claim. A new certificate may be issued without requiring bond when, in the judgment of the directors, it is proper to do so.

   Section 6.5. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction on its books. No transfer shall be made inconsistent with the provisions of the Uniform Commercial Code, 6 Del. C. (S) 8-101 et seq., and its amendments and supplements.

   Section 6.6. Stockholders of Record. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

                                  ARTICLE VII

                                Indemnification

   Section 7.1. Right To Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), including without limitation Proceedings by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that he or she or a person for whom he or she is the legal representative is or was a director or officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director or officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. Such right shall be a contract right and shall include the right to be paid by the Corporation for expenses incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such Proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this
Section 7.1 or otherwise.

   Section 7.2. Right of Claimant To Bring Suit. If a claim under Section 7.1 hereof is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant had not met the applicable standard of conduct.

   Section 7.3. Non-Exclusivity of Rights. The rights conferred by Section 7.1 and Section 7.2 hereof shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

   Section 7.4. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

   Section 7.5. Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

   Section 7.6. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

   Section 7.7. Other Indemnification and Prepayment of Expenses. This Article VII shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than indemnitees when and as authorized by appropriate corporate action.


                                  ARTICLE VIII

                                 Miscellaneous

   Section 8.1. Corporate Seal. The Corporation shall have a corporate seal in the form of a circle containing the name of the Corporation, the year of incorporation and such other details as may be approved by the Board of Directors. The affixation of the corporate seal shall not be necessary to the valid execution, assignment or endorsement by the Corporation of any instrument or other document.

   Section 8.2. Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of the directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee which authorizes the contract or transaction, or solely because any such Director's or officer's votes are counted for such purpose, if: (i) the material facts as to the Director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the Director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

   Section 8.3. Checks For Money. All checks, notes, bills of exchange or other similar orders in writing shall be signed by such one or more officers or employees of the Corporation as the Board of Directors may from time to time designate.

   Section 8.4. Contracts. Except as otherwise provided in the Delaware General Corporation Law in the case of transactions that require action by the stockholders, the Board of Directors may authorize any officer or agent to enter into any contract or to execute or deliver any instrument on behalf of the Corporation, and such authority may be general or confined to specific instances.

   Section 8.5. Books and Records. The Corporation shall keep complete and accurate books and records of account, minutes of the proceedings of the incorporators, stockholders and directors and a share register giving the names and addresses of all stockholders and the number and class of shares held by each. The share register shall be kept at either the registered office of the Delaware General Corporation Law or at its principal place of business wherever situated or at the office of its registrar or transfer agent. Any books, minutes or other records may be in written form or any other form capable of being converted into written form within a reasonable time. Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating a proper purpose therefor, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Delaware or at its principal place of business.

   Section 8.6. Amendment.

   (a) Except as otherwise provided herein, these Bylaws may be amended by the affirmative vote of a majority of the directors then holding office at any regular or special meeting of the Board of Directors and/or by the affirmative vote of the stockholders at any annual or special meeting of the stockholders called for that purpose.

   (b) Without the affirmative vote of the stockholders, the Board of Directors shall have no power to adopt or amend a Bylaw: (a) requiring more than a majority of the voting shares for a quorum at a meeting of stockholders or more than a majority of the votes cast to constitute action by the stockholders, except where higher percentages are required by law; (b) providing for the management of the Corporation otherwise than by the Board of Directors or any committee designated by it; or (c) classifying and staggering the election of directors.

   Section 8.7. Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), or courier service, charges prepaid, or by facsimile transmission, to the address (or to facsimile or telephone number) of the person appearing on the books of the Corporation or, in the case of directors, supplied by the director to the Corporation for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of facsimile transmission, when received. A notice of meeting shall specify the place, day and hour of the meeting and any other information required by any other provision of the Business Corporation Law, the articles or these bylaws.

   Section 8.8. Exception to Requirement of Notice.

   (a) Whenever notice is required to be given, under any provision these bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

   (b) Whenever notice is required to be given, under these bylaws to any stockholder to whom (1) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (2) all, and at least two, payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person's address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth such person's then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this subsection.

Dated: ________________________

                                                                      APPENDIX D
                                    FORM OF

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                              COVALENT GROUP, INC.

   COVALENT GROUP, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

   FIRST: That the board of directors of the Corporation duly adopted a resolution declaring advisable the amendments to the Certificate of Incorporation of the Corporation and submitting the same to the stockholders of the Corporation for approval. The resolutions setting forth the proposed amendments are as follows:

     RESOLVED, that Article FOUR of the Corporation's Certificate of Incorporation be amended in its entirety to read as follows:

                                 "ARTICLE FOUR

     The total number of shares of stock which the Corporation shall have authority to issue is 25,250,000 shares, divided into two classes, one class consisting of 25,000,000 shares of common stock, par value $.001 per share, and the other class consisting of 250,000 shares of preferred stock, par value $.001 per share.

     The Board of Directors of the Corporation is hereby expressly authorized, at any time and from time to time, to divide the preferred stock into one or more series, to issue from time to time in whole or in part the stock of any such series, and in the resolution or resolutions providing for the issuance of stock of a series to fix and determine the dividend rates, voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights, redemption rights, restrictions and special or relative rights of the series that may be desired.

     Except for and subject to the rights expressly granted to the holders of preferred stock or any series thereof, pursuant to the authority hereby vested in the Board of Directors, and except as may be provided by the laws of the State of Delaware, the holders of common stock shall have exclusively the rights of stockholder."

   SECOND: That the stockholders of the Corporation duly consented in writing to the aforesaid amendments in accordance with the provisions of the Section 228 of the Delaware General Corporation Law ("DGCL").

   THIRD: That the amendments were duly adopted in accordance with the provisions of Section 242 of the DGCL.

   IN WITNESS WHEREOF, Covalent Group, Inc., has caused this certificate to be
signed by Kenneth M. Borow, its President, this   day of June, 2002.

                                          Covalent Group, Inc.

                                            By: _______________________________
                                                  Kenneth M. Borow, M.D.,
                                                         President

                                                                      APPENDIX E



                              COVALENT GROUP, INC.
                           2002 EQUITY INCENTIVE PLAN

                       Originally Effective March 8, 2002

                              COVALENT GROUP, INC.

                           2002 EQUITY INCENTIVE PLAN

   Covalent Group, Inc. adopted its 2002 Equity Incentive Plan effective March 8, 2002. The purposes of the Plan are to: (a) further the growth and success of Covalent Group, Inc. (the "Company") and its Subsidiaries by enabling selected employees, directors, consultants and advisors of the Company and any Subsidiaries to acquire shares of common stock of the Company, thereby increasing their personal interest in such growth and success and (b) to provide a means of rewarding outstanding performance of such persons. The terms of the Plan shall be incorporated in the Award Agreement to be executed by the Participant.

1. Definitions

   1.1 "Affiliate" means, with respect to a Person, another Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

   1.2 "Award" means a grant of Options or Restricted Shares to an Eligible Person pursuant to the provisions of this Plan. Each separate grant of Options or Restricted Shares to an Eligible Person and each group of Options that vests on a separate date, or a group of Restricted Shares with respect to which restrictions lapse on a separate date, is treated as a separate Award.

   1.3 "Award Agreement" means a written agreement substantially in the form of Exhibit A-1, A-2, A-3 or A-4, or such other form or forms as the Board or the Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Award.

   1.4 "Award Committee" means a committee appointed by the Board or the Committee in accordance with Section 3.1(b) of the Plan, and if one is appointed, then such committee shall possess all of the power and authority, and shall be authorized to take any and all actions required to be taken hereunder, and make any and all determinations required to be made hereunder, to the extent authorized by the Committee.

   1.5 "Board" means the Board of Directors of the Company, as constituted from time to time.

   1.6 "Change of Control" means the happening of an event, which shall be deemed to have occurred upon the earliest to occur of the following events:

     a. the acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange
  Act) of "Beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this clause (i) Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

     b. approval by shareholders of the Company of:

       1. a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the company resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation;

       2. a complete liquidation or dissolution of the Company; or

       3. an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

     c. acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

   1.7 "Code" means the Internal Revenue Code of 1986, as amended.

   1.8 "Committee" means a committee appointed by the Board in accordance with
Section 3.1 of the Plan, and if one is appointed, then such committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board.

   1.9 "Common Stock" means common stock of the Company, [$.001] par value per Share.

   1.10 "Company" means Covalent Group, Inc., a Nevada company.

   1.11 "Director" means an individual who is a member of the Board of Directors of the Company.

   1.12 "Disability" means a disability of an employee or a Director which renders such employee or Director unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity which would entitle that employee or Director to receive Social Security Disability Income under the Social Security Act, as amended, and the regulations promulgated thereunder. "Disabled" shall mean having a Disability. The determination of whether a Participant is Disabled shall be made by the Board, whose determination shall be conclusive; provided that, (i) if a Participant is bound by the terms of an employment agreement between the Participant and the Company, whether the Participant is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and (ii) a Participant bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his employment agreement.

   1.13 "Eligible Person" means:

     a. with respect to Awards of Incentive Stock Options, any person employed by the Company or by any of its Subsidiaries;

     b. with respect to Awards of non-qualified stock options, any person employed by the Company or by any of its Subsidiaries, advisors and consultants to the Company or any Subsidiary, Directors and members of the board of directors of a Subsidiary;

     c. with respect to any Award of Restricted Shares, any person employed by the Company or by any of its Subsidiaries, and Directors and members of the board of directors of a Subsidiary.

   1.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   1.15 "Fair Market Value Per Share" means , as of any date: (i) the closing price of the Shares as reported on the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (ii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Shares as reported by The NASDAQ Stock Market on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (3) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange or traded on The NASDAQ Stock Market, then the Fair Market Value shall be determined by the Board acting in its discretion, which determination shall be conclusive.

   1.16 "Incentive Stock Option" means an Option that is an incentive stock option as described in Section 422 of the Code.

   1.17 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent it deems it necessary or desirable to comply with Section 162(m) of the Code and applicable regulations thereunder, ensure that each Non-Employee Director also qualifies as an outside director as that term is defined in the regulations under Section 162(m) of the Code.

   1.18 "Option" means an Incentive Stock Option or a non-qualified stock option to purchase Shares that is awarded pursuant to the Plan.

   1.19 "Other Available Shares" means, as of any date:

     a. the total number of Shares owned by a Participant; in excess of

     b. the sum of:

       1. the number of Shares owned by such Participant for less than six months; plus

       2. the number of Shares owned by such Participant that has, within the preceding six months, been surrendered as payment in full or in part, of the exercise price for an option to purchase any securities of the Company or an Affiliate under any restricted stock, stock bonus, stock option or other compensation plan, program or arrangement established or maintained by the Company or an Affiliate.

     If 1.19(a) is not greater than 1.19(b), the amount of "Other Available Shares" shall be zero.

   1.20 "Participant" means an Eligible Person to whom an Award is granted pursuant to the Plan.

   1.21 "Person" means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

   1.22 "Plan" means this Covalent Group, Inc. 2002 Equity Incentive Plan, as amended from time to time.

   1.23 "Pool" means the pool of Shares subject to the Plan, as described in
Article 4, and as adjusted in accordance with Article 7 of the Plan.

   1.24 "Restricted Shares" means Shares that are subject to restrictions pursuant to Article 6 of the Plan.

   1.25 "Securities Act" means the Securities Act of 1933, as amended.

   1.26 "Shares" means shares of Common Stock including, without limitation, Restricted Shares.

   1.27 "Subsidiary" means a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

2. Participation

   Subject to the terms of the Plan, the Board, the Committee or the Award Committee (i) will select Participants from among the Eligible Persons and
(ii) may make Awards at any time and from time to time to

Eligible Persons. Any Award may include or exclude any Eligible Person, as the Board, the Committee or the Award Committee shall determine in its sole discretion. An Eligible Person who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

3. Administration

   3.1 Procedure.

   a. Committee. The Board shall administer the Plan. The Board may at any time appoint a Committee consisting solely of Non-Employee Directors of at least two persons to administer the Plan on behalf of the Board subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Awards or who have received Awards may vote on any matters affecting the administration of the Plan or the granting of Awards pursuant to the Plan, except that no such member shall act upon an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to an Award to himself or herself. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

   b. Award Committee. To the extent authorized by the Board, the Committee may at any time appoint an Award Committee of at least two officers of the Company to administer the Plan on behalf of the Committee to the fullest extent allowed by law subject to such terms, conditions and limitations as the Committee may prescribe. Members of the Award Committee shall serve for such period of time as the Committee may determine. Members of the Award Committee who have received Awards may vote on any matters affecting the administration of the Plan or the granting of Awards pursuant to the Plan, except that no such member shall act upon an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Award Committee during which action is taken with respect to an Award to himself or herself. From time to time the Committee may increase the size of the Award Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Award Committee and thereafter directly administer the Plan.

   3.2 Powers. Subject to the provisions of the Plan:

     a. The Board or, to the extent delegated by the Board, the Committee shall have the authority, in its discretion:

       1. to make Awards to any Eligible Person;

       2. to determine the Fair Market Value Per Share;

       3. to determine the exercise price of the Options to be awarded in accordance with Article 5 of the Plan;

       4. to determine the purchase price, if any, for Restricted Shares awarded in accordance with Article 6 of the Plan;

       5. to determine the Eligible Persons to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

       6. to prescribe, amend and rescind rules and regulations relating to the Plan;

       7. to determine the terms and provisions of each Award under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award or Award Agreement;

       8. to determine the conditions that must be satisfied under any Award in order for an Option to vest and become exercisable, or, for the restrictions on any Restricted Share to lapse, which conditions may include satisfaction of performance goals, passage of set periods of time and/or other criteria as determined by the Board or the Committee;

       9. to accelerate the vesting or exercise date of any Option and/or to waive, in whole or in part any or all remaining restrictions on any Restricted Shares;

       10. to interpret the Plan or any agreement entered into with respect to an Award, the exercise of Options, or the removal of restrictions on Restricted Shares;

       11. to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions that may be necessary or appropriate with respect to the Company's rights pursuant to Awards or Award Agreements; and

       12. to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

     b. To the fullest extent allowed by applicable law and subject to the scope of authority delegated by the Board and/or the Committee, the Award Committee shall have the authority, in its discretion:

       1. to make Awards to any Eligible Person who is employed by the Company or any Subsidiary;

       2. to determine the Fair Market Value Per Share;

       3. to determine the exercise price of the Options to be awarded in accordance with Article 5 of the Plan;

       4. to determine the purchase price, if any, for Restricted Shares awarded in accordance with Article 6 of the Plan;

       5. subject to the limitations set forth in Section 3.2(b)(1), to determine the Eligible Persons to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

       6. to determine the terms and provisions of each Award under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award or Award Agreement;

       7. to determine the conditions that must be satisfied under any Award in order for an Option to vest and become exercisable, or, for the restrictions on any Restricted Share to lapse, which conditions may include satisfaction of performance goals, passage of set periods of time and/or other criteria as determined by the Board or the Committee; and

       8. to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions that may be necessary or appropriate with respect to the Company's rights pursuant to Awards or Award Agreements.

   3.3 Effect of Decisions. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Awards and Award Agreements under the Plan.

   3.4 Limitation of Liability. Notwithstanding anything herein to the contrary, no member of the Board, the Committee or the Award Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan, any Award, or any Award Agreement hereunder.

4. Stock Subject to the Plan

   4.1 Subject to the provisions of this Article 4 and the provisions of
Article 7 of the Plan, no more than 1,000,000 Shares of Common Stock (collectively, the "Pool"), may be awarded and sold under the Plan, of which a maximum of 10% of the Shares reserved for issuance hereunder may be awarded and sold or granted as Restricted Shares. No more than 500,000 Shares of Common Stock may be awarded and sold (or, in the case of Restricted Shares with no purchase price, granted) under the Plan to any individual Participant. Options awarded from the Pool may be either Incentive Stock Options or non-qualified stock options, as determined by the Board or the Committee. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unexercised Shares shall be returned to the Pool and become available for future award under the Plan, unless the Plan was terminated earlier. Similarly, if and to the extent that any Restricted Share is canceled, repurchased or forfeited for any reason, that Share will again become available for grant under the Plan.

   4.2 Shares to be delivered under the Plan will be made available, at the discretion of the Board or the Committee, from authorized but unissued Shares and/or from previously issued Shares reacquired by the Company.

5. Terms and Conditions of Options

   5.1 Option Awards. Options may be granted either alone or in conjunction with other Awards. Each Option awarded pursuant to the Plan shall be authorized by the Board, the Committee, or the Award Committee and shall be evidenced by an Award Agreement in such form as the Board, the Committee, or the Award Committee may from time to time determine. The provisions of Awards need not be the same with respect to each Participant. The prospective recipient of an Award of Options will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

   5.2 Option Award Agreements. Each Award Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

     a. Number of Shares. The Award Agreement shall state the number of Shares subject to the Option, which shall not include fractional Shares.

     b. Option Price. The price per Share payable on the exercise of any Option shall be stated in the Award Agreement and may be more than, less than or equal to the Fair Market Value Per Share on the date such Option is awarded, without regard to any restriction other than a restriction that will never lapse. Notwithstanding the foregoing, if an Incentive Stock Option is awarded under this Plan to any person who, at the time of the award of such Incentive Stock Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value Per Share on the date such Option is awarded.

     c. Form of Option. The Award Agreement will state whether the Option awarded is an Incentive Stock Option or a non-qualified stock option, and will constitute a binding determination as to the form of Option awarded, subject to the provisions of Section 5.5(c) below.

   The Award Agreement may contain such other provisions as the Board, the Committee, or the Award Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

   5.3 Consideration. The Board or the Committee shall determine the method of payment for the Shares to be issued upon the exercise of an Option, which may consist entirely of cash, personal or certified check, or, at the election of the Participant and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value Per Share equal to the aggregate Option price, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided, however, that Shares may be surrendered in satisfaction of the Option price only if the Participant certifies in writing to the Company that the Participant owns a number of Other Available Shares as of the date the Option is exercised that is at least equal to the number of Shares to be surrendered in satisfaction of the Option price; provided further, that the Option price may not be paid in Shares if the Board or the Committee determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to a Participant.

   Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value Per Share on the date of delivery that is not greater than the aggregate Option price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Option price, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board or the Committee to accept such Shares in payment of the option price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

   5.4 Exercise of Options. Any Option awarded hereunder shall be exercisable at such times and under such conditions as shall be set forth in the Award Agreement (as may be determined by the Board, the Committee, or the Award Committee and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

   An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. If an Option is exercised for a fraction of a Share, the Fair Market Value Per Share of such fractional Share, as of the date of exercise, will be paid in cash.

   An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Award Agreement. Full payment may consist of such consideration and method of payment allowable under this Article 5 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is earlier than the date the Option is exercised, except as provided in Article 7 of the Plan.

   As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Participant, deliver to the Participant at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, a certificate or certificates representing the Shares for which the Option shall have been exercised.

   Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option by the number of Shares as to which the Option is exercised.

   5.5 Term and Vesting of Options.

   a. Except as provided in Section 5.6(d), Options awarded hereunder shall vest and become exercisable in whole or in part, in accordance with such vesting conditions as the Board, the Committee, or the Award Committee shall determine, which conditions shall be stated in the Award Agreement. Vested Options may be exercised in any order elected by the Participant whether or not the Participant holds any unexercised Options under this Plan or any other plan of the Company.

   b. Notwithstanding any other provision of this Plan, no Option shall be: (i) awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (ii) exercisable more than ten (10) years from the date of award; provided, however, that if an Option that is intended to be an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the award of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company's stock, the foregoing clause (ii) shall be deemed modified by substituting "five (5) years" for the term "ten (10) years" that appears therein.

   c. No Option awarded to any Participant shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Participant for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded. For purposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company and of any Subsidiary that are Incentive Stock Option plans within the meaning of Section 422 of the Code.

   d. The awarding or vesting of an Option shall impose no obligation upon the Participant to exercise such Option.

   e. A recipient of an Option shall have no rights as a stockholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

   5.6 Termination of Options.

   a. Unless sooner terminated as provided in this Plan, each Option shall be exercisable for such period of time as shall be determined by the Board, the Committee, or the Award Committee and set forth in the Award Agreement, and shall be void and unexercisable thereafter.

   b. Except as otherwise provided herein or by the terms of any Award, with respect to a Participant who is an employee or Director, upon the termination of such Participant's employment or other relationship with the Company for any reason, Options exercisable on the date of such termination shall be exercisable by the Participant (or in the case of the Participant's death subsequent to termination of employment or such other relationship, by the Participant's executor(s) or administrator(s)) for a period of three (3) months from the date of the Participant's termination.

   Except as otherwise provided herein or by the terms of any Award, with respect to a Participant who is an advisor or consultant, the termination of such Participant's relationship with the Company for any reason shall not accelerate the expiration date of Options exercisable on the date of termination; provided however, that if such Participant dies following such termination, the Option shall be exercisable for a period of twelve (12) months commencing on the date of the Participant's death by such Participant's executor(s) or administrator(s).

   c. Except as otherwise provided herein or by the terms of any Award, upon the Disability or death of a Participant while in the service of the Company, Options held by such Participant which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Participant's Disability or death, by the Participant or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s).

   d. Options may be terminated at any time by agreement between the Company and the Participant.

   5.7 Forfeiture.

   a. Termination for Cause. Notwithstanding any other provision of this Plan, if the Participant's employment by or engagement with the Company is terminated by the Company, and the Board, the Committee, or the Award Committee makes a determination that the Participant:

     1. has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

     2. has been convicted of a felony; or

     3. has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise;

then all unexercised Options shall terminate upon the date of such a finding, or, if earlier, the date of termination of employment or engagement for such a finding, and the Participant shall forfeit all Shares for which the Company has not yet delivered share certificates to the Participant and the Company shall refund to the Participant the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion) for any Options as to which an exercise was in process but not completed. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

6. Terms and Conditions of Restricted Shares

   6.1 Restricted Share Awards. Restricted Shares may be granted either alone or in conjunction with other Awards. Restricted Shares granted under an Award will be issued for such consideration, if any, as the Board, the Committee, or the Award Committee shall determine. Any Restricted Shares awarded pursuant to the Plan shall be authorized by the Board, the Committee, or the Award Committee and shall be evidenced by an Award Agreement in such form as the Board, the Committee, or the Award Committee may from time to time determine. The Board, the Committee, or the Award Committee will determine the time or times within which Restricted Shares may be subject to forfeiture, and all other conditions of such Awards. The provisions of Awards need not be the same with respect to each Participant. The prospective recipient of an Award of Restricted Shares will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

   6.2 Restricted Share Award Agreements. Each Award Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

     a. Number of Shares. The Award Agreement shall state the number of Restricted Shares subject to the Award, which shall not include fractional Shares.

     b. Price. The price per Restricted Share, if any, and the time of payment for the awarding of the Restricted Shares shall be stated in the Award Agreement.

   The Award Agreement may contain such other provisions as the Board, the Committee, or the Award Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

   6.3 Consideration. The Board or the Committee shall determine the method of payment, if any payment is required, for the Restricted Shares to be granted under an Award, which may consist entirely of cash, personal or certified check, or, at the election of the Participant and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value Per Share equal to the aggregate price payable for the restricted Shares, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided, however, that Shares may be surrendered in satisfaction of the Restricted Share price only if the Participant certifies in writing to the Company that the

Participant owns a number of Other Available Shares as of the date on which payment is due that is at least equal to the number of Shares to be surrendered in satisfaction of the Restricted Share price; provided further, that the Restricted Share price may not be paid in Shares if the Board or the Committee determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to a Participant.

   Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value Per Share on the date of delivery that is not greater than the aggregate Restricted Share price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Restricted Share price, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board or the Committee to accept such Shares in payment of the Restricted Share price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to satisfy a Restricted Share price as it deems appropriate.

   6.4 Restricted Share Certificates and Legends. A share certificate will be issued in connection with each Award of Restricted Shares. Such certificate will be registered in the name of the Participant receiving the Award, and will bear the following legend and/or any other legend required by this Plan, the Award Agreement, any other applicable agreement, or by applicable law:

  THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE COVALENT GROUP, INC. 2002 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND COVALENT GROUP, INC. (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF COVALENT GROUP, INC. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY.

   Share certificates evidencing Restricted Shares will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Restricted Share Award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Restricted Shares covered by such Award.

   6.5 Restrictions and Conditions. Restricted Shares awarded pursuant to this
Article 6 will be subject to the following restrictions and conditions:

     a. Except as provided in Section 6.6, the restrictions on Restricted Shares shall lapse in accordance with such conditions as the Board, the Committee, or the Award Committee shall determine, which conditions shall be stated in the Award Agreement and which may include the continued employment, engagement or service of the recipient for a period of time, the attainment of specified individual or corporate performance goals, or any other factors that the Board, the Committee, or the Award Committee selects, in its sole and absolute discretion. During the period beginning on the date of an Award of Restricted Shares and ending when the restrictions on such Restricted Shares lapse as set forth in the Award Agreement or pursuant to Section 3.2(i) or Article 12 (the "Restriction Period"), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber such Restricted Shares.

     b. During the Restriction Period, (i) the Participant will be entitled to receive any cash distributions or cash dividends paid with respect to a Restricted Share and will be entitled to vote such Restricted Share and
  (ii) consistent with Article 7, a Participant will be entitled to receive any distributions or dividends paid in the form of securities with respect to any Restricted Share; provided, that such securities will be subject to the same terms and conditions applicable to the Restricted Share with respect to which they were paid, including, without limitation, the same Restriction Period.

     c. If and when the restrictions on Restricted Shares lapse through the expiration of the Restriction Period or pursuant to Section 3.2(i) or
  Article 12, the certificates for such Restricted Shares will be replaced with new certificates, without the restrictive legends described in Section
  6.4 applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant's representative (if the Participant has suffered a Disability), or the Participant's estate or heir (if the Participant has died) at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, the Participant's representative (if the Participant has suffered a Disability), or the Participant's estate or heir (if the Participant has died).

   6.6 Forfeiture.

   a. Except as otherwise provided herein or by the terms of any Award Agreement, upon the termination of a Participant's employment or other relationship with the Company for any reason, all of that Participant's Restricted Shares then subject to a Restriction Period will be forfeited.

   b. Except as otherwise provided herein or by the terms of any Award Agreement, if an individual or corporate performance goal specified in an Award Agreement is not attained, and if it is not possible later to attain such goal, all of a Participant's Restricted Shares then subject to a Restriction Period linked to the attainment of such goal will be forfeited.

   c. Restricted Shares may be forfeited at any time during the applicable Restriction Period by agreement between the Company and the Participant.

   d. If a Participant has paid the Company for Restricted Shares that are subsequently forfeited, the Company shall refund to the Participant the amounts paid to it for the forfeited Restricted Shares in the same form as it was paid (or in cash at the Company's discretion).

7. Adjustments

   7.1 Subject to required action by the stockholders, if any, the number of Shares that may be granted under this Plan, including the individual limit specified in Article 4, and the number of Shares subject to outstanding Awards of Options and Restricted Shares and the exercise or, if applicable, purchase prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations, merger, consolidation, exchange of shares, or any similar change affecting Common Stock.

   7.2 No fractional Shares shall be issuable on account of any action mentioned in Section 7.1, and the aggregate number of Shares into which Shares then covered by the Award, when changed as the result of such action, shall be increased to the next highest whole number of Shares resulting from such action, provided that no such increase shall be made if such increase would cause an Incentive Stock Option to lose its status a such without the consent of the Participant.

8. Time of Award

   The date of an Award shall, for all purposes, be the date which the Board, the Committee, or the Award Committee specifies when the Board, the Committee, or the Award Committee makes its determination that an Award is made, or if none is specified, then the date of such determination. Notice of the determination shall be given to each Eligible Person to whom an Award is made within a reasonable time after the date of such Award.

9. Modification, Extension and Renewal of Award

   Subject to the terms and conditions of the Plan, the Board or the Committee may modify, extend or renew an Award, or accept the surrender of an Award to the extent that an Option under the Award has not already been exercised, or the restrictions on Restricted Shares under the Award have not already lapsed. Notwithstanding the foregoing: (a) no modification of an Award that adversely affects the Participant shall be made without the consent of the Participant, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of Section 422 of the Code, unless the Participant specifically acknowledges and consents to the tax consequences of such action.

10. Purchase for Investment and Other Restrictions

   10.1 The obligation of the Company to issue Shares to a Participant upon the exercise of an Option or upon the Award of Restricted Shares granted under the Plan is conditioned upon such issuance complying with all relevant provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, any applicable state or foreign law and shall be further subject to the approval of counsel for the Company with respect to such compliance.

   10.2 At the option of the Board or the Committee, the obligation of the Company to issue Shares to a Participant upon the exercise of an Option or upon the Award of Restricted Shares granted under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Participant. Among other representations, warranties, restrictions and agreements, the Participant may be required to represent and agree that the purchase or receipt of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act (and any similar law of a sate or a foreign jurisdiction applicable to the Participant), the Participant shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO COVALENT GROUP, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

   If required under the laws of any jurisdiction in which the Participant resides, the certificate or certificates may bear any such additional legend.

11. Transferability

   Unless and to the extent provided in the applicable Award Agreement, no Award shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant, the Participant's rights regarding Awards shall be exercisable only by such Participant, or, in the event of the legal incapacity or Disability of such Participant, then by the Participant's legal guardian or representative.

12. Change of Control

   12.1 Discontinuation of Plan and Non-Substitution of Shares. Notwithstanding anything to the contrary set forth in this Plan other than Section 12.3, if there is a Change of Control in which the Plan is not continued by a successor corporation, and in which substantially equivalent, substituted options for common stock and substituted restricted shares in a successor corporation are not provided to Participants, then the Plan shall be terminated and, for a Participant who is an employee of the Company or any of its Subsidiaries or who is a Director, all unvested options shall vest and be fully and immediately exercisable and restrictions on Restricted Shares shall lapse and the shares become nonforfeitable.

   12.2 Continuation of Plan or Substitution of Shares. If there is a Change of Control in which the Plan is continued by a successor corporation or in which substantially equivalent substituted options for common stock and substituted restricted shares in a successor corporation are provided to Participants, with respect to Participants who are employees of the Company or any of its Subsidiaries or who are Directors, Options shall vest and restrictions on Restricted Shares shall lapse as follows:

     a. if a Participant who is employed by or is providing service to the Company is not offered substantially equivalent employment or service with the successor corporation or a related employer (both in terms of duties and compensation), then any unvested Options and Restricted Shares held by such Participant as of the date of the Change of Control shall be fully and immediately vested and exercisable and shall have restrictions lapsed in accordance with Section 12.1; and

     b. if any Participant is offered substantially equivalent employment or service with the successor corporation or a related employer (both in terms of duties and compensation), then Options and Restricted Shares shall not be subject to accelerated vesting; provided however, that if the Participant's employment with or service to the successor corporation or related employer is terminated by the successor corporation or related employer during the six month period following such Change of Control, then any unvested Options and Restricted Shares or substituted options or restricted shares shall be fully and immediately vested and exercisable and have restrictions lapsed in accordance with Section 12.1 at the date of the Participant's termination of employment.

   12.3 Notwithstanding Sections 12.1 and 12.2 hereof, any Participant who is a "disqualified individual," as that term is defined in Section 280G(c) of the Code, shall be notified by the Board or the Committee of any event that may constitute a Change of Control in advance of the effective date of such Change of Control. Notice shall be provided, in the sole discretion of the Board or the Committee, as soon as reasonably practicable before the Change of Control. The disqualified individual may refuse to accept accelerated vesting of his or her Award after consideration of the tax consequences to such disqualified individual resulting from the Change of Control, provided that any such refusal shall be communicated to the Board or the Committee in writing before the Change of Control. If it is not practicable to provide advance notice of such Change of Control, the disqualified individual will be deemed to have elected to refuse such acceleration, but only to the extent that it is determined, as soon as practicable after the Change of Control, that accelerated vesting will result in negative tax consequences to such individual under Section 280G of the Code.

   12.4 In addition to, or as an alternative to, arranging for the exchange of Options for options to purchase common stock in a successor corporation and the exchange of Restricted Shares for similarly restricted shares of common stock in a successor corporation, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the authority, in its discretion, to terminate this Plan and (i) to distribute to each Participant cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Shares subject to the Option rather than the Option at the time of the Change of Control, provided that any such amount paid to a Participant shall reflect the deduction of the exercise price the Participant would have paid to purchase such Shares and (ii) to redeem any Restricted Share for cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Restricted Shares at the time of the Change in Control. The form of payment or distribution to the Participant pursuant to this Section shall be determined by the Committee.

13. Amendment of the Plan and/or Award Agreements

   Insofar as permitted by law and the Plan, and subject to Section 15.2, the Board or the Committee may from time to time (a) suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Award, including amendments necessary or advisable to assure that the Incentive Stock Options, non-qualified stock options and Restricted Shares available under the Plan continue to be treated as such, respectively, under all applicable laws and/or (b) modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised); provided, however, that (x) no modification of an Option which adversely affects the Optionee shall be made without the consent of the Optionee, and (y) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "incentive stock option" within the meaning of Section 422 of the Code.

14. Application of Funds

   The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options and any sale of Restricted Shares shall be used for general corporate purposes or such other purpose as may be determined by the Board.

15. Approval of the Plan

   15.1 Effective Date of Plan. This Plan shall become effective on January 1, 2002; provided, however, that no Option granted hereunder shall be treated as an Incentive Stock Option unless the Plan is approved by vote of the shareholders on or before June 4, 2002.

   15.2 Stockholder Approval of Certain Amendments.

     a. If the Board or the Committee amends the Plan to increase the aggregate number of Shares for which Awards may be awarded hereunder, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Awards with respect to such increased number of shares shall lapse automatically on the first anniversary of the date of the adoption of such amendment.

     b. If the Board or the Committee amends the Plan to change the designation of the class of employees eligible to receive Options, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Incentive Stock Options awarded after the date of such adoption automatically shall be converted into non-qualified stock options on the first anniversary of the date of the adoption of such amendment.

16. Reservation of Shares

   16.1 The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

   16.2 The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and/or sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Taxes, Fees, Expenses and Withholding of Taxes

   17.1 The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the award of Options and Restricted Shares and/or the issue and transfer of Shares pursuant to the exercise of Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will use its best efforts to comply with all laws and regulations that, in the opinion of counsel for the Company, shall be applicable thereto.

   17.2 The granting of Awards hereunder and the issuance of Shares pursuant to the grant of Restricted Shares and the exercise of Options is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Participant, any taxes required to be withheld under federal, state or local law as a result of: the grant of an Award, the vesting of an Option, the exercise of an Option, the lapse of restrictions with respect to Restricted Shares, or the sale of Shares. To the extent that compensation or other amounts, if any, payable to the Participant is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Participant (or such other person entitled herein to exercise the rights associated with such Award), as a condition of the exercise of an Option or grant of Restricted Shares, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law, provided that such satisfaction of tax liability is made within 60 days of the date on which written notice of exercise has been given to the Company. With respect to Restricted Shares, the minimum required withholding obligations may be settled in Shares that are part of the Award that gives rise to the withholding requirement.

18. Miscellaneous

   18.1 Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her permitted transferee (upon the permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Participant and each permitted transferee holding Shares purchased upon exercise of an Option or granted pursuant to an Award of Restricted Shares to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

   18.2 No Enlargement of Participant Rights. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Participant thereof at any time subject to applicable law. No Participant shall have any right to or interest in Awards authorized hereunder prior to the award thereof to such Participant, and upon such Award the Participant shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

   18.3 Information to Participants. The Company, upon request, shall provide without charge to each Participant copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

   18.4 Availability of Plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

   18.5 Section Headings. The descriptive headings of this Plan are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Plan.

   18.6 Invalid Provisions. If any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed to render any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

   18.7 Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflict of law principles of Pennsylvania or any other jurisdiction.

   Executed this 8th day of March, 2002.

[Corporate Seal]

                                          Covalent Group, Inc.

        /s/ Joseph A. Delikat                 /s/ Kenneth M. Borow
Attest: _____________________________     By: _________________________________

              PROXY CARD--COVALENT GROUP, INC. 2002 ANNUAL MEETING

                SOLICITED ON BEHALF OF THE COMPANY AND APPROVED
                           BY THE BOARD OF DIRECTORS

   The undersigned hereby appoints Kenneth M. Borow and David Weitz, and each of them, as proxies with full power of substitution, to vote all of the shares of Covalent Group, Inc. that the undersigned is entitled to vote at the 2002 Annual Meeting of Covalent Group, Inc. (the "Company") to be held on June 4, 2002, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

[X] Please mark your votes as in this example.

1. Election of Directors:

                                    FOR     WITHHELD
     -------------------------------------------------
       Kenneth M. Borow, M.D.       [_]        [_]
     -------------------------------------------------
       Earl M. Collier, Jr.         [_]        [_]
     -------------------------------------------------
       Thomas E. Hodapp             [_]        [_]
     -------------------------------------------------
       Scott M. Jenkins             [_]        [_]
     -------------------------------------------------
       Brian M. Dickson, M.D.       [_]        [_]

[_] FOR all nominees listed except as marked to the contrary below:

-------------------------------

-------------------------------

[_] WITHHOLD all nominees.

                                                            FOR AGAINST ABSTAIN
-------------------------------------------------------------------------------
 2. Proposal to approve and adopt an Agreement and Plan of
    Merger providing for the merger of the Company into
    its wholly-owned subsidiary, Covalent Group             [_]   [_]     [_]
    (Delaware), Inc., a Delaware corporation, for the purpose of changing the Company's state of incorporation from Nevada to Delaware.

                                                            FOR AGAINST ABSTAIN
-------------------------------------------------------------------------------
 3. Proposal to approve and adopt an amendment to the
    Company's Certificate of Incorporation to authorize     [_]   [_]     [_]
    250,000 shares of preferred stock.

                                                            FOR AGAINST ABSTAIN
-------------------------------------------------------------------------------
 4. Proposal to approve and adopt the Company's 2002        [_]   [_]     [_]
    Equity Incentive Plan.

                                                            FOR AGAINST ABSTAIN
-------------------------------------------------------------------------------
 5. Proposal to ratify the selection of Deloitte & Touche
    LLP to serve as the Company's independent public        [_]   [_]     [_]
    accountants for the fiscal year ending December 31, 2002.

                     (Please date and sign on reverse side)
--------------------------------------------------------------------------------

   YOUR PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, YOUR PROXY WILL BE VOTED FOR THE FIVE NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5. ABSTENTIONS ON THE REINCORPORATION PROPOSAL (PROPOSAL
2) AND THE PREFERRED STOCK PROPOSAL (PROPOSAL 3) WILL HAVE THE EFFECT OF A NEGATIVE VOTE.

   A majority of the proxy agents present and acting in person, or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   Receipt of the Company's 2001 Annual Report and the Notice of the 2002 Annual Meeting and Proxy Statement relating thereto is hereby acknowledged.

                                          Date: ________________________ , 2002

                                          _____________________________________

                                          _____________________________________
                                                      Signature (s)

Please sign your name exactly as it appears hereon, indicating any official position or representative capacity. If Shares are registered in more than one name, all owners must sign.

 PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE
                                 PAID ENVELOPE.